Filed with the Securities and Exchange Commission on February 20, 2024

1933 Act Registration File No. 333-275747

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[X] Pre-Effective Amendment No.	1
[ ] Post-Effective Amendment No.	___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered:

AXS Astoria Inflation Sensitive ETF

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

INVESTMENT MANAGERS SERIES TRUST

KL Allocation Fund

235 W. Galena Street

Milwaukee, Wisconsin 53212

1-888-998-9890

[  ], 2024

Dear Valued Shareholder:

A Special Meeting of Shareholders of the KL Allocation Fund (the “Acquired Fund”), a series of Investment Managers Series Trust (the “Trust”), has been scheduled for April 11, 2024 (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Acquired Fund to the AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), an existing series of Investment Managers Series Trust II (“IMST II”), in exchange solely for shares of the Acquiring Fund and cash, and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares and cash received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”). In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you are unsure about the ability of your account to receive Acquiring Fund shares, please call 1-888-998-9890 or contact your financial advisor or other financial intermediary.

•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization and will become a shareholder of the Acquiring Fund. If your financial intermediary does not have a policy to hold fractional shares of exchange-traded funds (“ETFs”), you will receive cash from your financial intermediary in lieu of fractional shares (which will generally result in the recognition of gain or loss by the Acquired Fund shareholder for federal income tax purposes). You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring Fund after the Reorganization or if you will receive cash in lieu of your fractional shares.

•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”) will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Acquired Fund shareholder for federal income tax purposes) and will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker dealer of your choice.

Notwithstanding the foregoing, under certain circumstances, e.g., if the Acquired Fund shares held in Non-Qualifying Accounts represent too large of a percentage of the outstanding Acquired Fund shares, and/or if the liabilities of the Acquired Fund to be assumed by the Acquiring Fund are too significant, by value, as compared to the aggregate value of the Acquired Fund, it may become unclear whether the proposed Reorganization would qualify as a tax-deferred transaction for U.S. federal income tax purposes. In that case, the Reorganization might not be implemented in the manner described herein, and the Board of Trustees of the Trust (the “Board”) will consider additional actions or alternative transactions, including potentially a different process for combining the Acquired Fund and the Acquiring Fund.

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Knowledge Leaders Capital, LLC (“Knowledge Leaders”), the investment advisor to the Acquired Fund, has entered into an agreement with AXS Investments LLC (“AXS”), the investment advisor of the Acquiring Fund, whereby Knowledge Leaders would transfer its investment advisory business relating to the Acquired Fund to AXS. Knowledge Leaders will receive payments from AXS, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders after the completion of the Reorganization. AXS currently manages other mutual funds and exchange-traded funds that are investment portfolios of IMST II, and Knowledge Leaders and AXS wish to reorganize the Acquired Fund into the Acquiring Fund, an existing series of the AXS family of funds. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. AXS and Astoria Portfolio Advisors LLC are the investment advisor and sub-advisor, respectively, of the Acquiring Fund. Knowledge Leaders will not be involved with the management of the Acquiring Fund; however, the Acquired Fund’s portfolio manager, Steven Vannelli, CFA, will become a portfolio manager at AXS and will participate in the Acquiring Fund’s investment committee. The Acquiring Fund and the Acquired Fund have the same investment objective, but different investment strategies, as discussed in more detail in the attached Proxy Statement/Prospectus.

The Reorganization is not expected to result in any increase in shareholder fees or expenses. In addition, the Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Acquired Fund shares through Non-Qualifying Accounts). No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board will consider additional actions with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of the Knowledge Leaders, the Board has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders to approve the Plan.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call Okapi Partners LLC, our proxy solicitation firm, toll-free at 844-343-2643. If you were a shareholder of record of the Acquired Fund as of the close of business on February 16, 2024, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number listed in the enclosed voting instructions.

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We are excited about the Reorganization and believe that the Acquired Fund and its shareholders will benefit from the Acquired Fund’s Reorganization. Thank you for taking the time to consider this important proposal and for your continuing investment in the KL Allocation Fund.

Sincerely,

Maureen Quill

Maureen Quill

President

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INVESTMENT MANAGERS SERIES TRUST

KL Allocation Fund
235 W. Galena Street

Milwaukee, Wisconsin 53212

1-888-998-9890

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 11, 2024

Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the KL Allocation Fund, a series of the Trust (the “Acquired Fund”), on April 11, 2024, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, at 10:00 a.m. Pacific time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), an existing series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund and cash with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund and cash; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on February 16, 2024, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, or by calling the toll-free number on your proxy card to vote by telephone. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or submitting a later dated proxy card.

By Order of the Board of Trustees of Investment Managers Series Trust

Maureen Quill

Maureen Quill

President

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INVESTMENT MANAGERS SERIES TRUST

KL Allocation Fund
235 W. Galena Street

Milwaukee, Wisconsin 53212

1-888-998-9890

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the KL Allocation Fund (the “Acquired Fund”), a series of Investment Managers Series Trust (the “Trust”), at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), an existing series of Investment Managers Series Trust II (“IMST II”). This combined proxy/registration statement is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Trust and IMST II (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement contains the information that shareholders of the Acquired Fund should know before voting on this proposal.

Approval of the shareholders of the Acquired Fund is needed to proceed with the proposal. The Special Meeting will be held on April 11, 2024 to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider what further actions to take, including potentially approving the liquidation of the Acquired Fund. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Reorganization being recommended?

Answer: On September 14, 2023, Knowledge Leaders Capital, LLC (“Knowledge Leaders”), the investment advisor to the Acquired Fund, entered into an agreement with AXS Investments LLC (“AXS”), the investment advisor of the Acquiring Fund, whereby Knowledge Leaders would transfer its investment advisory business relating to the Acquired Fund to AXS (the “Transaction”). Knowledge Leaders will receive payments from AXS, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders after the completion of the Reorganization. AXS currently manages other mutual funds and exchange-traded funds that are investment portfolios of IMST II, and Knowledge Leaders and AXS wish to reorganize the Acquired Fund into the Acquiring Fund, an existing series of the AXS family of funds. To effectuate this, the Board has approved, pursuant to the Plan, the transfer of all the assets and liabilities of the Acquired Fund to the Acquiring Fund. Knowledge Leaders and AXS believe reorganizing the Acquired Fund into the Acquiring Fund, which is structured as an ETF, offers a better value proposition for shareholders than traditional open-end mutual funds, primarily because of reduced operational costs, superior transaction flexibility, and the possibility of advantageous tax treatment.

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•	Lower operating expenses: The Acquiring Fund has a lower management fee and total annual fund operating expenses than the Acquired Fund. The Acquiring Fund operates under a unitary fee contract structure. In a unitary fee contract structure, the Acquiring Fund pays AXS a fee, and AXS has agreed to pay all expenses incurred by the Acquiring Fund except for the advisory fee and certain other expenses. The unitary fee for the Acquiring Fund is 0.70% per annum of the Acquiring Fund’s average daily net assets. The Acquired Fund pays Knowledge Leaders an advisory fee of 0.90% per annum of the Acquired Fund’s average daily net assets, and separately bears various other expenses incurred by the Acquired Fund. Knowledge Leaders has contractually agreed to cap the Acquired Fund’s total annual operating expenses (except for certain expenses) to 1.25% of its average daily net assets until December 31, 2024.

•	Intraday trading: Because ETF shares can be purchased and sold throughout the trading day at fair market value on the exchange, if you decide to purchase or sell shares of the Acquiring Fund, you can do that right away at the then-prevailing market price. With a mutual fund, you place your purchase or redemption order and your shares are purchased or redeemed at the next calculated net asset value per share (“NAV”), which happens at the end of the trading day. This means that as an ETF shareholder you will no longer redeem your shares for cash at the next determined NAV. We note, however, that buying or selling shares of the Acquiring Fund may involve paying a brokerage commission, and prices on the exchange may be higher or lower than the Acquiring Fund’s NAV.

•	Lower transaction costs and advantageous tax treatment: As described in further detail below, Authorized Participants (as defined below) primarily purchase and redeem shares of the Acquiring Fund in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions permit the Acquiring Fund to avoid the usual transaction costs and market impact of cash transactions that the Acquired Fund typically experiences. In addition, the Acquiring Fund does not expect in-kind redemptions to result in taxable distributions (or deemed distributions) for the shareholders of the Acquiring Fund that are not redeeming their shares. To the extent the Acquiring Fund sells portfolio holdings to implement its strategy or engages in cash transactions with Authorized Participants, such transactions might cause the Acquiring Fund to recognize taxable gain, which would generally need to be distributed to shareholders.

Question: Who will manage the Acquiring Fund?

Answer: Currently, Knowledge Leaders is the investment advisor to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund. AXS and Astoria Portfolio Advisors LLC (“Astoria”) are the investment advisor and sub-advisor, respectively, of the Acquiring Fund. Knowledge Leaders will not be involved in the management of the Acquiring Fund following the completion of the Reorganization; however, the Acquired Fund’s portfolio manager, Steven Vannelli, CFA, will become a portfolio manager at AXS and will participate in the Acquiring Fund’s investment committee.

AXS and IMST II have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) which permits AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). The Order allows AXS to hire or replace a sub-advisor, including Astoria, and modify any existing or future agreement with a sub-advisor, without obtaining shareholder approval. A shareholder vote would be required to replace AXS with another investment advisor. Knowledge Leaders and the Trust do not have a similar exemptive order.

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Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash, and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares and cash it receives from the Acquiring Fund to the shareholders of the Acquired Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you are unsure about the ability of your account to receive Acquiring Fund shares, please call 1-888-998-9890 or contact your financial advisor or other financial intermediary.

•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization and will become a shareholder of the Acquiring Fund. If your financial intermediary does not have a policy to hold fractional shares of exchange-traded funds (“ETFs”), you will receive cash from your financial intermediary in lieu of fractional shares (which will generally result in the recognition of gain or loss by the Acquired Fund shareholder for federal income tax purposes). You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring Fund after the Reorganization or if you will receive cash in lieu of fractional shares.

•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”) will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Acquired Fund shareholder for federal income tax purposes) and will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker dealer of your choice.

If the Plan is carried out as proposed, the Reorganization is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Acquired Fund shares through Non-Qualifying Accounts). After the Reorganization takes place, only the Acquiring Fund will continue to operate. The Acquiring Fund will be the accounting survivor following the Reorganization. Please refer to the Proxy Statement for a detailed explanation of the proposal.

Under certain circumstances, e.g., if the Acquired Fund shares held in Non-Qualifying Accounts represent too large of a percentage of the outstanding Acquired Fund shares, and/or if the liabilities of the Acquired Fund to be assumed by the Acquiring Fund are too significant, by value, as compared to the aggregate value of the Acquired Fund, it may become unclear whether the proposed Reorganization would qualify as a tax-deferred transaction for U.S. federal income tax purposes. In that case, the Reorganization might not be implemented in the manner described herein, and the Board will consider additional actions or alternative transactions, including potentially a different process for combining the Acquired Fund and the Acquiring Fund.

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If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about May 3, 2024.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST II have different boards of trustees. The Trust and IMST II have the same arrangements for co-administration and auditing, however, fund accounting, distributor, transfer agency and custody services differ (collectively, “Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST II by the following:

	Trust	IMST II
Co-Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Same as the Trust.
Fund Accounting Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Distributor	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 50 South 16th Street Suite 2900 Philadelphia, Pennsylvania 19102	Same as the Trust.
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund. There are differences between the Acquired Fund and Acquiring Fund, including (1) the Acquired Fund is a mutual fund and the Acquiring Fund is an ETF (information regarding the differences between mutual funds and ETFs and potential impact to shareholders are noted below), (2) the Funds have different investment strategies, policies and risks (see “Do the Funds have the same investment objective, investment strategies and risks?” below), (3) the investment advisor to the Acquiring Fund is AXS rather than Knowledge Leaders, (4) Astoria is the sub-advisor to the Acquiring Fund, while the Acquired Fund does not have sub-advisors, (5) certain service providers that provide Third Party Service Arrangements to the Acquiring Fund are different than those that provide Third Party Service Arrangements to the Acquired Fund, (6) the Acquiring Fund is a series of IMST II instead of the Trust, (7) the Acquiring Fund is governed by a different board of trustees than the Acquired Fund, and (8) the Acquiring Fund has a lower management fee and total annual operating expenses than the Acquired Fund and, unlike the Acquired Fund, operates under a unitary fee arrangement (as described below).

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The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Acquired Fund shares through Non-Qualifying Accounts).

Question: Do the Funds have the same investment objective, investment strategies and risks?

Answer: The Acquiring Fund and the Acquired Fund have the same investment objective; each seeks long-term capital appreciation. The Acquiring Fund and Acquired Fund have different principal investment strategies and principal risks. The Acquiring Fund invests principally in securities which have the potential to benefit, either directly or indirectly, from increases in the rate of rising costs of goods and services (i.e., inflation). The Acquired Fund employs an allocation strategy by investing in three asset classes: equity, fixed income and cash or cash equivalents.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: The Acquiring Fund and the Acquired Fund have different principal investment strategies After the Reorganization, AXS expects to reposition 56% of the Acquired Fund’s portfolio investments (excluding cash and cash equivalents) received by the Acquiring Fund. The repositioning is expected to be effected in in-kind transactions with Authorized Participants and no transaction costs are expected to be incurred by the Acquiring Fund in connection with the repositioning. Although not expected, to the extent transaction costs are incurred, such costs will be borne by the Acquiring Fund.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund has a lower management fee and total annual fund operating expenses than the Acquired Fund. The Acquiring Fund operates under a unitary fee contract structure. In its unitary fee contract structure, the Acquiring Fund pays AXS a fee, and AXS has agreed to pay all expenses incurred by the Acquiring Fund except for the advisory fee and certain other expenses. The unitary fee for the Acquiring Fund is 0.70% per annum of the Acquiring Fund’s average daily net assets. The Acquired Fund pays Knowledge Leaders an advisory fee of 0.90% per annum of the Acquired Fund’s average daily net assets, and separately bears various other expenses incurred by the Acquired Fund. Knowledge Leaders has contractually agreed to cap the Acquired Fund’s total annual operating expenses (except for certain expenses) to 1.25% of its average daily net assets until December 31, 2024.

Question: How will this Reorganization affect me as a shareholder?

Answer: In the Reorganization, all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund.

If you hold your Acquired Fund shares through a Qualifying Account, you will receive Acquiring Fund shares and cash in lieu of fractional Acquiring Fund shares (if applicable) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund you owned when the Reorganization occurred. The Acquiring Fund does not issue fractional shares. If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares. You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring Fund after the Reorganization or if you will receive cash in lieu of fractional shares. Shareholders that receive cash compensation will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

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If you hold your Acquired Fund shares through a Non-Qualifying Account, you will not receive shares of the Acquiring Fund. Instead, you will receive a cash payment equal in value to the NAV of such Acquired Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash.

The following account types cannot hold shares of ETFs:

•	Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the net asset value of the Acquired Fund shares (which will generally result in the recognition of gain or loss for federal income tax purposes).

•	Non-Accommodating Retirement Accounts. If you hold your shares of the Acquired Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may redeem your shares prior to the Reorganization or your financial intermediary may transfer your investment in a Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to tax. If you do not redeem your shares or if your financial intermediary does not transfer your investment to a different investment option prior to the Reorganization, your Acquired Fund shares will be liquidated and you will receive cash equal in value to the net asset value of the Acquired Fund shares. If you hold Acquired Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax for IRAs. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

•	Fund Direct Accounts. If you hold shares of the Acquired Fund in an account directly with the Acquired Fund and do not take action to transfer your investment in the Acquired Fund to a brokerage account that permits investments in exchange-traded fund shares prior to the Reorganization, your Acquired Fund shares will be liquidated and you will receive cash equal in value to the net asset value of the Acquired Fund shares (which will generally result in the recognition of gain or loss for federal income tax purposes).

Question: What will change when the mutual fund is reorganized to an ETF?

Answer: If you receive Acquiring Fund shares in the Reorganization, you will remain a shareholder of a registered investment company, but it will be an exchange traded investment company, known as an ETF. You will no longer redeem individual shares directly from the fund; should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker-dealer, which will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions and your shares may trade on the exchange at a premium or discount to the Acquiring Fund’s NAV.

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The Acquiring Fund is a fully transparent, actively managed ETF, which means that a list of the Acquiring Fund’s portfolio holdings is available on the Acquiring Fund’s website every day. The Acquiring Fund’s website also contains other information about things like the net asset value, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.

Question: Are there any risks of owning ETFs that are different than the risks of owning mutual funds?

Answer: Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks later in the Proxy Statement/Prospectus, but below, we summarize some of the risks.

•	The Acquiring Fund’s shares are listed for trading on NYSE Arca, Inc., a stock exchange, and shares are bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happened, you could pay more or less than NAV when you buy shares on the exchange, and you could receive more or less than NAV when you sell shares on the exchange. All ETFs face this risk.

•	The Acquiring Fund’s shares are listed for trading, but it is possible that an active trading market might not be maintained.

•	Trading in ETF shares on an exchange can be halted for a variety of reasons, and this could be an individual trading halt (when trading in a particular fund is halted) or a market-wide trading halt (when the whole exchange stops trading). ETF shares could also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

•	Only financial institutions that enter into an Authorized Participant Agreement with the Trust (an “Authorized Participant”) can engage in creation or redemption transactions for ETF shares. If the Acquiring Fund’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring Fund’s NAV, and could face trading halts or delistings.

•	Investors that wish to purchase or sell ETF shares need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant). This could mean shareholders will pay a brokerage commission to sell or buy ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares of a fund are currently available for purchase directly from the fund without any charge and are also available from a variety of broker-dealers; currently, when shares of the fund are traded through these broker-dealers, there may or may not be a transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker dealer are participating in an investment arrangement that includes other charges, such as an account fee.
11

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). By contrast, mutual fund shares are purchased and redeemed at net asset value per share.

Information about the Acquiring Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads are available on the Acquiring Fund’s website at www.axsinvestments.com.

Question: Are there benefits to investing in the Acquiring Fund?

Answer: Yes, there are a number of benefits to the ETF structure that the Acquiring Fund receives. We identify these below, and we mention the risks associated with those benefits as well.

Flexibility to Exit. The Acquiring Fund offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the Acquiring Fund they can act on that decision immediately by calling their broker or placing an order. The price may be higher (premium) or lower (discount) than the Acquiring Fund’s NAV, and might not be the same as the Acquiring Fund’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an Acquiring Fund shareholder generally cannot redeem their shares directly from the Acquiring Fund at the next-calculated NAV, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.

Transparency. The Acquiring Fund will operate with full transparency. What this means in practice is that the Acquiring Fund’s holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund is investing in at all times. Full transparency also assists in aligning the market price of an ETF’s shares with its net asset value, as discussed below under “ETF Share Prices and NAV.” By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly.

Tax Consequences. ETFs like the Acquiring Fund have certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction generally results in the recognition of capital gain, which may result in additional taxable distributions (or deemed distributions) to shareholders. Because the Acquiring Fund only allows Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning that Acquiring Fund shares are generally not purchased or redeemed for cash but are generally purchased and redeemed through in-kind contributions and redemptions of baskets of securities that replicate the Acquiring Fund’s portfolio holdings), the Acquiring Fund generally will not sell portfolio positions to meet redemptions. Moreover, the Acquiring Fund does not recognize gain on an in-kind redemption transaction and therefore is not required to make additional distributions as a result of the redemption. It is expected that the Acquiring Fund will recognize less capital gains than a traditional open-end fund with an identical investment strategy and, accordingly, will distribute less capital gains to shareholders. A taxable investor who sells shares of the Acquiring Fund will generally recognize gain or loss equal to the difference between the amount realized on the sale and the investor’s adjusted basis in the shares sold. Acquiring Fund shareholders may receive some distributions of capital gains, but ETFs generally have been able to avoid large annual distributions that result principally from portfolio transactions undertaken to satisfy redemption requests, because ETFs generally do not sell positions to fund redemptions of creation units.

12

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the net asset value of the ETF varies from the market price of the ETF. For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding on Acquiring Fund shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV. Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the net asset value and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some ETFs trade at prices significantly different from the net asset value.

Question: Can I purchase, redeem or exchange shares of the Acquired Fund before the Reorganization takes place?

Answer. Yes. You can purchase Acquired Fund shares until May 1, 2024. You can redeem Acquired Fund shares until the day before the Reorganization occurs. That means your redemption order must be received by May 2, 2024. Any shares not redeemed before the Closing Date, currently, May 3, 2024, will be exchanged for shares of the Acquiring Fund and/or cash. If you hold your shares of the Acquired Fund through a Non-Qualifying Account and do not take action to transfer your investment in the Acquired Fund to a Qualifying Account prior to the Reorganization, you will receive a cash payment equal in value to the NAV of such Acquired Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash. If you hold Acquired Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax. We do not recommend additional purchase transactions for shareholders holding Acquired Fund shares through a Non-Qualifying Account during the Reorganization process.

13

Question: What if I want to purchase or sell shares of the Acquiring Fund after the Reorganization?

Answer: You will need to contact your broker to purchase or sell shares of the Acquiring Fund. Because the Acquiring Fund is an ETF, its shares are not individually redeemable. Instead, shareholders need to call their broker to place an order to sell Acquiring Fund shares on the exchange. Depending on the brokerage firm this may mean paying a commission.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. However, some shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, and shareholders that hold their Acquired Fund shares through a Non-Qualifying Account will receive cash instead of any Acquired Fund Shares. Such shareholders will generally be required to recognize gain or loss.

If you hold your shares of the Acquired Fund through a Non-Qualifying Account and do not take action to transfer your investment in the Acquired Fund to a Qualifying Account prior to the Reorganization, your Acquired Fund shares will be exchanged for cash equal in value to the net asset value of your Acquired Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash. If you hold Acquired Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In some cases, such withdrawals or distributions may also be subject to a 10% early distribution tax.

As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Notwithstanding the foregoing, under certain circumstances, e.g., if the Acquired Fund shares held in Non-Qualifying Accounts represent too large of a percentage of the outstanding Acquired Fund shares, and/or if the liabilities of the Acquired Fund to be assumed by the Acquiring Fund are too significant, by value, as compared to the aggregate value of the Acquired Fund, it may become unclear whether the proposed Reorganization would qualify as a tax-deferred transaction for U.S. federal income tax purposes. In that case, the Reorganization might not be implemented in the manner described herein, and the Board will consider additional actions or alternative transactions, including potentially a different process for combining the Acquired Fund and the Acquiring Fund.

Question: Who will benefit from the Reorganization?

Answer: AXS may be deemed to have an interest in the Reorganization because it will continue as investment advisor to the Acquiring Fund following the Reorganization and will continue to receive fees from the Acquiring Fund for its services as investment advisor. Astoria may be deemed to have an interest in the Reorganization because it will continue as the investment sub-advisor to the Acquiring Fund and will continue to receive fees from AXS for its services as investment sub-advisor. Knowledge Leaders may be deemed to have an interest in the Reorganization because it has entered into an agreement with AXS for the sale and transfer of its investment advisory business relating to the Acquired Fund. Pursuant to this agreement, Knowledge Leaders will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders.

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Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon the recommendation of Knowledge Leaders, the Board unanimously approved the Plan and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Acquired Fund will not incur any expenses in connection with the Reorganization. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by AXS regardless of whether the Reorganization is completed. No indirect expenses are anticipated as part of the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone. Use of telephone voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 844-343-2643 if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 8:00 p.m. Eastern Time.

15

COMBINED PROXY STATEMENT AND PROSPECTUS

[     ], 2024

FOR THE REORGANIZATION OF

KL Allocation Fund

a series of Investment Managers Series Trust
235 W. Galena Street

Milwaukee, Wisconsin 53212

1-888-998-9890

INTO

AXS Astoria Inflation Sensitive ETF,

a series of Investment Managers Series Trust II
235 W. Galena Street

Milwaukee, Wisconsin 53212

1-303-623-2577

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the KL Allocation Fund, a series of the Trust (the “Acquired Fund”), to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on April 11, 2024, at 10:00 a.m. Pacific time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), an existing series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund and cash with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund and cash.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or by submitting a later dated proxy card.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is an existing series of IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

16

Shares of the Acquiring Fund are listed for trading on NYSE Arca, Inc. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you are unsure about the ability of your account to receive Acquiring Fund shares, please call 1-888-998-9890 or contact your financial advisor or other financial intermediary.

The Reorganization is expected to close after the end of trading on May 3, 2024. In preparation for the closing of the Reorganization, the last day to purchase shares of the Acquired Fund will be May 1, 2024. Redemption orders for Acquired Fund shares must be placed by May 2, 2024 or the Acquired Fund shares will be exchanged for Acquiring Fund shares and/or cash.

•	If you hold your shares of the Acquired Fund through a Qualifying Account, you will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate net asset value of the shares of the Acquired Fund you held immediately prior to the Reorganization. If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares. You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring Fund after the Reorganization or if you will receive cash in lieu of fractional shares.

•	If you hold your shares of the Acquired Fund through an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”) and do not take action to transfer your investment to a Qualifying Account prior to the Reorganization, you will receive a cash payment equal in value to the net asset value of such Acquired Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash for your Acquired Fund shares.

The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	The Prospectus for the Acquired Fund dated January 1, 2023, filed with the SEC on December 29, 2022 (Accession No. 0001398344-22-025102);

•	The Statement of Additional Information for the Acquired Fund dated January 1, 2023, filed with the SEC on December 29, 2022 (Accession No. 0001398344-22-025102);

•	The Annual Report to shareholders of the Acquired Fund for the fiscal year ended August 31, 2023, filed with the SEC on November 8, 2023 (Accession No. 0001398344-23-020287);

•	The Semi-Annual Report to shareholders of the Acquired Fund for the period ended February 28, 2023, filed with the SEC on May 8, 2023 (Accession No. 0001398344-23-009087);

•	The Prospectus for the Acquiring Fund dated July 31, 2023, filed with the SEC on July 28, 2023 (Accession No. 0001398344-23-013764);

•	The Statement of Additional Information for the Acquiring Fund dated July 31, 2023, filed with the SEC on July 28, 2023 (Accession No. 0001398344-23-013764);

•	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended March 31, 2023, filed with the SEC on June 9, 2023 (Accession No. 0001398344-23-011908); and
17

•	The Semi-Annual Report to shareholders of the Acquiring Fund for the period ended September 30, 2023, filed with the SEC on December 8, 2023 (Accession No. 0001398344-23-022470).

The Acquired Fund’s Prospectus dated September 1, 2023, and Annual Report to Shareholders for the fiscal year ended August 31, 2023, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-888-998-9890.

The Acquiring Fund’s Prospectus and Statement of Additional Information and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Acquiring Fund’s distributor c/o ALPS Distributors, Inc. at 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling toll free 1-303-623-2577.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [        ], 2024, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-888-998-9890. The Trust expects that this Proxy Statement will be mailed to shareholders on or about [     ], 2024.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on April 11, 2024. This Proxy Statement is available on the Internet at www.OkapiVote.com/GAVIX. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call call Okapi Partners LLC, our proxy solicitation firm, toll-free at 1-844-343-2643. Representatives are available Monday through Friday 9:00 a.m. to 8:00 p.m. Eastern Time.

Date: [     ], 2024

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

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Table of Contents

I.	Proposal - To Approve the Agreement and Plan of Reorganization		20
A.	Overview		20
B.	Comparison Fee Tables and Examples		23
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		25
D.	Comparison of Investment Restrictions		43
E.	Comparison of Investment Advisory Agreements		45
F.	Comparison of Distribution, Purchase and Redemption, and Distribution Plan		47
G.	Key Information About the Reorganization		50
	1.	Agreement and Plan of Reorganization	50
	2.	Description of the Acquiring Fund’s Shares	52
	3.	Board Considerations Relating to the Proposed Reorganization	54
	4.	Federal Income Tax Consequences	56
	5.	Comparison of Forms of Organization and Shareholder Rights	58
	6.	Capitalization	58
	7.	Section 15(f) of the 1940 Act	58
H.	Additional Information about the Funds		59
	1.	Past Performance of the Acquired Fund	59
	2.	Investment Advisors, Portfolio Manager and Manager of Managers Structure	63
	3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund	65
II.	Voting Information		66
A.	General Information		66
B.	Method and Cost of Solicitation		68
C.	Right to Revoke Proxy		68
D.	Voting Securities and Principal Holders		68
E.	Interest of Certain Persons in the Transaction		68
III.	Miscellaneous Information		69
A.	Other Business		69
B.	Next Meeting of Shareholders		69
C.	Legal Matters		69
D.	Auditors		69
E.	Information Filed with the SEC		70
	APPENDIX A – Form of Agreement and Plan of Reorganization		A-1
	APPENDIX B – More Information about the Acquiring Fund		B-1
	APPENDIX C - Financial Highlights of the Acquired Fund		C-1
	APPENDIX D – Supplemental Financial Information		D-1
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I.	Proposal - To Approve the Agreement and Plan of Reorganization

A.	Overview

On September 14, 2023, Knowledge Leaders Capital, LLC (“Knowledge Leaders”), the investment advisor to the Acquired Fund, entered into an agreement with AXS Investments LLC (“AXS”), the investment advisor of the Acquiring Fund, whereby Knowledge Leaders would transfer its investment advisory business relating to the Acquired Fund to AXS (the “Transaction”). Knowledge Leaders will receive payments from AXS, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders after the completion of the Reorganization. AXS currently manages other mutual funds and exchange-traded funds that are investment portfolios of IMST II, and Knowledge Leaders and AXS wish to reorganize the Acquired Fund into the Acquiring Fund, an existing series of the AXS family of funds. To effectuate this, the Board has approved, pursuant to the Plan, the transfer of all the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and cash, and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares and cash received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”).

•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization and will become a shareholder of the Acquiring Fund. If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares. You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring Fund after the Reorganization or if you will receive cash in lieu of fractional shares.

•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through a Non-Qualifying Account will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Acquired Fund shareholder for federal income tax purposes) and will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker dealer of your choice.

Notwithstanding the foregoing, under certain circumstances, e.g., if the Acquired Fund shares held in Non-Qualifying Accounts represent too large of a percentage of the outstanding Acquired Fund shares, and/or if the liabilities of the Acquired Fund to be assumed by the Acquiring Fund are too significant, by value, as compared to the aggregate value of the Acquired Fund, it may become unclear whether the proposed Reorganization would qualify as a tax-deferred transaction for U.S. federal income tax purposes. In that case, the Reorganization might not be implemented in the manner described herein, and the Board will consider additional actions or alternative transactions, including potentially a different process for combining the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund are each sometimes referred to below as a “Fund” and collectively, as the “Funds.”

The Board, including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders. The Board considered and discussed the Reorganization at a meeting held on October 20, 2023, and approved the Reorganization at the October 20, 2023 meeting, subject to the approval of the Acquired Fund’s shareholders. The Board has called the Special Meeting to ask shareholders to consider and vote on the proposed Reorganization.

20

The Acquiring Fund and the Acquired Fund have the same investment objective, but different investment strategies. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below. AXS and Astoria serve as the Acquiring Fund’s investment advisor and sub-advisor, respectively, and are responsible for the day-to-day management of the Acquiring Fund’s portfolio. Following the Reorganization of the Acquired Fund, Knowledge Leaders will not be involved with the management of the Acquiring Fund; however, the Acquired Fund’s portfolio manager, Steven Vannelli, CFA, will become a portfolio manager at AXS and will participate in the Acquiring Fund’s investment committee.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of October 31, 2023, the Trust consisted of multiple portfolios representing approximately $22.6 billion in assets. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of October 31, 2023, IMST II consisted of multiple portfolios representing approximately $3.7 billion in assets. The Trust and IMST II have different boards of trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following entities:

	Trust	IMST II
Co-Administrators	Mutual Fund Administration, LLC (“MFAC”) 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. (“UMBFS”) 235 W. Galena Street Milwaukee, Wisconsin 53212	Same as the Trust.
Fund Accounting Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Distributor	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 50 South 16th Street Suite 2900 Philadelphia, Pennsylvania 19102	Same as the Trust.
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.
21

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to the Trust. If the Reorganization so qualifies, the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization is generally not expected to result in the recognition of gain or loss by the Acquired Fund and its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Acquired Fund shares through Non-Qualifying Accounts).

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. AXS will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, AXS also may solicit proxies, without special compensation, by telephone or otherwise. AXS will pay these costs regardless of whether the Reorganization is consummated.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered, among other things: (1) the terms of the Reorganization; (2) the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders of that hold their Acquired Fund shares through Non-Qualifying Accounts); (3) that the Funds have the same investment objectives but different principal investment strategies and principal risks; (4) AXS’ belief that the repositioning of the Acquired Fund’s portfolio received by the Acquiring Fund will be effected in in-kind transactions with Authorized Participants and no transaction costs are expected to be incurred by the Acquiring Fund in connection with the repositioning; but that, although not expected, to the extent transaction costs are incurred, such costs would be borne by the Acquiring Fund; (5) that AXS and Astoria are the investment advisor and sub-advisor, respectively, of the Acquiring Fund; (6) that, although Knowledge Leaders will not be involved in the management of the Acquiring Fund, the Acquired Fund’s portfolio manager will become a portfolio manager at AXS and will participate in the Acquiring Fund’s investment committee; (7) that the Acquiring Fund has lower management fees and expenses than the Acquired Fund; (8) that the Acquiring Fund operates under a unitary fee structure, under which AXS has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses; (9) that Knowledge Leaders believes that reorganizing the Acquired Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Acquired Fund as a mutual fund; (10) that the Acquiring Fund has the potential to provide shareholders advantageous tax treatment as compared to the Acquired Fund; (11) that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the exchange; (12) that some shareholders will receive cash for Acquired Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring Fund; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares; (13) that Acquired Fund shareholders holding their shares through a Qualifying Account will receive Acquiring Fund shares and cash with the same aggregate net asset value as their Acquired Fund shares immediately prior to the Reorganization; (14) that Acquired Fund shareholders holding their shares through a Non-Qualifying Account will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund held immediately prior to the Reorganization; (15) the quality and experience of the Acquiring Fund’s service providers; (16) that the Reorganization would not result in the dilution of shareholders’ interests; (17) that AXS, and not the Acquired Fund, will bear all costs of the Reorganization; (18) that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; (19) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (20) that liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes

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After considering Knowledge Leader’s presentation and recommendation to the Board and meeting with representatives of AXS during a meeting held on October 20, 2023, the Board, based on these considerations, approved the solicitation of shareholders of the Acquired Fund to vote on the Plan, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund based on the Acquired Fund’s assets as of August 31, 2023, and the fees and expenses for the Acquiring Fund based on the Acquiring Fund’s assets as of August 31, 2023. The pro forma combined Acquiring Fund’s expenses are estimated. The Acquiring Fund operates under a unitary fee contract structure whereby the Acquiring Fund pays AXS a management fee, and AXS then pays all expenses incurred by the Acquiring Fund except for the management fee and certain other expenses. The Acquired Fund pays Knowledge Leaders an advisory fee, and separately bears various other expenses incurred by the Acquired Fund. The management fee for the Acquiring Fund is lower than the advisory fee of the Acquired Fund. Knowledge Leaders has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Acquired Fund. The Acquiring Fund’s total annual operating expenses are lower than those of the Acquired Fund, both before and after waivers.

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Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Institutional Class	Acquiring Fund	Pro Forma Combined Acquiring Fund
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Redemption fee	None	None	None
Wire fee	$20	None	None
Overnight check delivery fee	$25	None	None
Retirement account fees (annual maintenance fee)	$15	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.70%[3]	0.70%[3]
Distribution (Rule 12b-1) Fees	None	0.00%	0.00%
Other Expenses
Shareholder service fee	0.12%[1]	None	None
Tax reclaim fee	0.01%	None	None
All other expenses	0.66%	0.00%	0.00%[4]
Acquired Fund Fees and Expenses	0.09%	0.06%	0.06%[4]
Total Annual Fund Operating Expenses	1.78%	0.76%	0.76%
Fees Waived and/or Expenses Reimbursed	(0.43)%[2]	0.00%	0.00%
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	1.35%[2]	0.76%	0.76%

1	The Acquired Fund may pay a shareholder servicing fee at an annual rate of up to 0.15% of its average daily net assets pursuant to its Shareholder Services Plan.
2	The Acquired Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Acquired Fund. This agreement is in effect until December 31, 2024, and it may be terminated before that date only by the IMST Trust’s Board of Trustees. The Acquired Fund’s advisor is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
3	AXS receives an annual unitary management fee equal to 0.70% of the Acquiring Fund’s average daily net assets. AXS is responsible for paying all expenses of the Acquiring Fund excluding fee payments under the AXS Investment Advisory Agreement, interest, dividends and other expenses on securities sold short, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Acquiring fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
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4	Pro forma “Other Expenses” and “Acquired Fund Fees and Expenses” are estimated based on the expenses the Acquiring Fund expects to incur for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in each Fund and then sell all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects the Acquired Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you sell your shares:

	1 Year	3 Years	5 Years	10 Years
KL Allocation Fund Institutional Class (Acquired Fund)	$137	$518	$924	$2,059
AXS Astoria Inflation Sensitive ETF (Acquiring Fund)	$78	$243	$422	$942
AXS Astoria Inflation Sensitive ETF (Acquiring Fund) (pro forma combined)	$78	$243	$422	$942

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The Acquiring Fund and Acquired Fund each seek long-term capital appreciation; the Acquiring Fund and Acquired Fund have different principal investment strategies and principal risks. The Acquiring Fund invests principally in securities which have the potential to benefit, either directly or indirectly, from increases in the rate of rising costs of goods and services (i.e., inflation). The Acquired Fund employs an allocation strategy by investing in three asset classes: equity, fixed income and cash or cash equivalents. Due to the differences in investment strategies, the principal risks associated with investment in the Acquired Fund and Acquiring Fund are different, as discussed in more detail below. Therefore, the risk profile of each Fund is different, as certain principal risks associated with each Fund are not applicable to the other Fund.

Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of the Acquired Fund and the Acquiring Fund is to seek to provide long-term capital appreciation. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Comparison of Principal Investment Strategies

The Acquired Fund and Acquiring Fund are each actively managed. The Acquired Fund is classified as a diversified investment company under the 1940 Act. The Acquiring Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the 1940 Act and may invest a greater percentage of its assets in any one issuer than a diversified fund. Each Fund seeks to achieve its investment objective by using the following strategies:

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Acquired Fund – Principal Investment Strategies

The Acquired Fund employs an allocation strategy by investing in three asset classes: equity, fixed income and cash or cash equivalents. The Fund may also invest in ETFs that invest in equity securities, fixed income securities, and money market instruments. The proportion the Fund invests in each asset class at any given time depends on analysis of market factors, including economic growth, inflation, credit spreads and relative valuations, by Knowledge Leaders the Acquired Fund’s advisor. At any point, the Acquired Fund’s investment in any of the asset classes could be underweight or overweight relative to the following target allocations, based on the Knowledge Leaders’ discretion. Allocation percentages are measured at the time of purchase. The Acquired Fund may invest in securities of U.S. and foreign issuers.

Asset Class	Target Allocation Percentage
Equity Securities and Equity ETFs	10% to 90%
Fixed Income Securities and Fixed Income ETFs	10% to 90%
Cash or Cash Equivalents and Money Market ETFs	0% to 80%

Equity Securities

In selecting the Acquired Fund’s equity investments, Knowledge Leaders focuses on equity securities of U.S. and foreign companies with market capitalizations of over $500 million that Knowledge Leaders considers to be “knowledge leader” companies. The Acquired Fund may invest in stocks of companies in all industry groups and geographic locations, although the Acquired Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

Knowledge Leaders considers knowledge leaders to be companies that have demonstrated histories of successfully employing their research and development and have built competitive advantages using their own firm-specific resources such as proprietary knowledge, intellectual property or a unique distribution mechanism. Based on academic research, Knowledge Leaders believes the market is generally inefficient at valuing such high growth companies because traditional financial data overlooks hidden value in such companies’ assets. Knowledge Leaders seeks to identify knowledge leaders through a proprietary, quantitative process. First, it employs a quantitative screen designed to identify those companies that exceed specific criteria which demonstrate innovation intensity, profitability and financial stability. It then uses proprietary financial models to re-calculate financial data, and considers other factors, including valuation and quality, and uses technical analysis to seek to identify undervalued companies for investment by the Acquired Fund. The Acquired Fund may also invest in ETFs that invest in equity securities. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

The Acquired Fund may invest in securities of companies engaged in the precious metals industry and in financial instruments that provide exposure to precious metals. Investments related to precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.

Fixed Income Securities and Fixed Income ETFs

The Acquired Fund also invests in ETFs that primarily invest in fixed income securities and in alternative ETFs that invest in government, municipal, corporate and mortgage-related fixed income securities. In selecting these investments, Knowledge Leaders considers various factors, including opportunities for appreciation, income and diversification. The fixed income ETFs in which the Acquired Fund invests may invest in fixed income investments of any maturity and credit quality. The Acquired Fund may also invest in U.S. Government securities and other fixed income securities of any maturity and credit quality including high yield securities, commonly referred to as “junk bonds,” that are rated below investment grade by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) (or if unrated, are determined by Knowledge Leaders to be of comparable credit quality).

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Cash or Cash Equivalents

The Acquired Fund’s investment in cash equivalents may include money market funds, money market instruments and repurchase agreements. The Acquired Fund may also invest in ETFs that invest in money market instruments. The money market instruments in which the Acquired Fund may invest include: obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit, bankers’ acceptances and bank time deposits issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.

Knowledge Leaders' sell discipline seeks to limit downside volatility and provide capital preservation. The Acquired Fund may sell a position for various reasons, including: 1) to allocate capital to a new idea, 2) if a company no longer meets the criteria of a knowledge leader or Knowledge Leaders’ other investment-related criteria, 3) to reduce stock specific risk, or 4) to raise cash to meet redemption requests.

Acquiring Fund – Principal Investment Strategies

The Acquiring Fund is an actively managed ETF that seeks to achieve its investment objective by investing principally in securities across multiple asset classes which have the potential to benefit, either directly or indirectly, from increases in the rate of rising costs of goods and services (i.e., inflation). These investments are expected to include, but are not limited to, equity securities of companies engaged in the energy, financials, industrial, and materials sectors, as well as investments in other ETFs (“Underlying ETFs”) that directly or indirectly invest in commodities or fixed income securities. The Acquiring Fund’s investments in equity interests are generally expected to include common stock, general and limited partnership interests of publicly traded master limited partnerships (“MLPs”) and units of royalty trusts. The Acquiring Fund may invest in non-U.S. securities, including depositary receipts. AXS serves as the Acquiring Fund’s investment advisor and Astoria Portfolio Advisors LLC (“Astoria”) serves as the investment sub-advisor to the Acquiring Fund. Astoria manages the investment strategy and portfolio selection for the Acquiring Fund.

In pursuing its investment strategy, Astoria seeks to identify investments that it believes are positioned to benefit from a sustained inflationary environment, such as companies the overall profits of which are expected to increase with rising consumer, producer, and raw material prices. Examples of companies that Astoria believes may benefit from a rising interest rate environment include, but are not limited to, financial services companies, consumer discretionary companies, such as homebuilders and household durables, companies producing industrial machinery, metals and steel, and companies engaged in the exploration, production, transportation and mining of commodity assets, such as oil, gas, coal, agriculture, minerals and other real assets, including the passive ownership of royalties or production streams of such assets. Astoria expects that the Fund’s portfolio generally will include the equity securities of approximately 50-60 issuers that may range from mid- to large capitalization companies.

Although the majority of the Acquiring Fund’s portfolio securities are expected to be of issuers that are either domiciled in or earn a majority of their revenues from activities within the United States, the Fund also may have significant exposure to issuers that are either domiciled in or earn a majority of their revenues from activities within Asia, Canada, or Europe.

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The Acquiring Fund may also invest in Underlying ETFs with exposure to commodities that have an opportunity to benefit from higher demand, elevated global growth, or a shortage of supply, including, but not limited to, crude oil, copper, natural gas, gold, silver, platinum, palladium, soybean, live cattle, coffee, and corn. The Underlying ETFs typically gain exposure to these commodities through the use of commodity-linked derivatives, including futures contracts. The Acquiring Fund may also invest in Underlying ETFs that invest in investment grade fixed income securities of any maturity including inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” The Acquiring Fund may also invest in equity ETFs which have the potential to benefit from rising inflation.

In selecting investments for the Acquiring Fund’s portfolio, Astoria employs a top-down quantitative approach selecting the companies which pass various fundamental screens, such as valuations, growth prospects, quality ratios, and momentum measures. Astoria’s research and analysis seeks to leverage data from a variety of external sources as well as internal research in order to identify and capitalize on trends that have implications for individual companies, sectors or commodities exposures. Astoria expects to sell portfolio holdings when it determines they no longer fit the Fund’s investment strategy or are no longer attractively valued on a fundamental basis.

Comparison of Principal Investment Risks

As noted above, due to the differences in investment strategies, the principal risks associated with investment in the Acquired Fund and Acquiring Fund are different. Therefore, the risk profile of each Fund is different, as certain principal risks associated with each Fund are not applicable to the other Fund. In particular, risks that are considered principal risks of the Acquired Fund but not the Acquiring Fund include “High Yield (“Junk”) Bond Risk,” “Mortgage-Backed and Asset-Backed Securities Risk,” “Municipal Bond Risk,” “Precious Metals Industry Risk,” “Portfolio Turnover Risk,” and “LIBOR Risk.” Additional risks that are considered principal risks of the Acquiring Fund but not the Acquired Fund include “U.S. Treasury Obligations and TIPS Risk,” “Commodities Risk,” “Commodity Linked Derivatives Risk,” “Real Asset Risk,” “Non-Diversification Risk,” “Securities Exchange Companies Risk,” “Royal Trusts Risk,” “MLP Risk,” “Operational Risk,” and “Tax Risk.” In addition, the Acquiring Fund has some additional risks due to its operations as an ETF, “ETF Structure Risks.” The risks of the Funds are described in their respective prospectuses as follows:

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Acquired Fund	Acquiring Fund
Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.	Same as the Acquired Fund.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Equity Securities Risk. The value of the equity securities the Underlying ETFs hold may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Underlying ETFs holds participate or factors relating to specific companies in which the Underlying ETFs invest. These can include stock movements, purchases or sales of securities by the Underlying ETFs, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Underlying ETFs’ equity investments.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

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Acquired Fund	Acquiring Fund
No corresponding risk	U.S. Treasury Obligations and TIPS Risk. U.S. Treasury obligations, including TIPS, may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. TIPS are income-generating instruments whose interest and principal are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index (CPI), and TIPS’ principal payments are adjusted according to changes in the CPI. While this may provide a hedge against inflation, the returns may be relatively lower than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.

Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Foreign Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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Acquired Fund	Acquiring Fund

Geographic Concentration Risk. An investment in a fund that is less diversified across countries or geographic regions is generally riskier than an investment in a more geographically diversified fund. Investments in a single region, even if representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

For example, the Fund may invest significant portions of its assets in the securities of companies in Europe, the Pacific Rim (i.e., the area surrounding the Pacific Ocean, including North America, South America, Australia, eastern Asia and the islands of the Pacific) and Asia. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union or debt restructuring. Assistance given to a European Union member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. The Pacific Rim region includes countries in all stages of economic development; however, it has a higher prevalence of emerging market countries as compared to other regions of the world. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The Fund’s investments in the securities of companies in Asia may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity.

Geographic Investment Risk. The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses. This risk may be especially pronounced to the extent the Fund invests in countries and regions experiencing, or likely to experience, security concerns, war, threats of war, terrorism, economic uncertainty and natural disasters. The Fund may have significant risks with respect to the following geographic regions:

•      Asia Risk. Investments in securities of issuers in certain Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, could have a severe adverse effect on Asian economies. Some economies in this region are dependent on a range of commodities, are strongly affected by international commodity prices and are particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital and by the economic and market conditions of neighboring countries. Some Asian economies are highly dependent on trade; economic conditions in other countries within and outside of Asia can impact these economies.

31

Acquired Fund	Acquiring Fund

•      Canada Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.

•      Europe Risk. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU and, accordingly, the Fund’s investment in European securities may lead to significant exposure to the euro and events affecting it. Recent market events affecting several EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro, or the exit of a country from the EU or EMU, may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. In particular, Russia’s large-scale invasion of Ukraine and the economic and diplomatic responses by the United States, EU, United Kingdom and other countries, including heavy sanctions on the Russian economy, have led to increased volatility and uncertainty in European and global financial markets and could negatively impact regional and global economies for the foreseeable future. Also, the Fund’s investments in the United Kingdom and other European countries may be significantly impacted by the decision of the United Kingdom to leave the EU (known as “Brexit”). Brexit has introduced significant uncertainty and may have a negative impact on the economy and currency of the United Kingdom and European countries, including increased market volatility and illiquidity and potentially lower economic growth.

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Acquired Fund	Acquiring Fund
No corresponding risk.	MLP Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in low volumes due to their small capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.
No corresponding risk.	Commodities Risk. The Fund has exposure to commodities through investments in Underlying ETFs. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

33

Acquired Fund	Acquiring Fund
No corresponding risk.	Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument in which an Underlying ETF may invest typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which the derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. An Underlying ETF’s use of commodity-linked derivatives may also have a leveraging effect on the Underlying ETF’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. An Underlying ETF is required to post margin in respect to its holdings in derivatives. Each of these factors and events could have a significant negative impact on the Fund.
No corresponding risk.	Real Assets Risk. The Fund’s investments in securities linked to real assets, such as precious metals, commodities, land, equipment and natural resources, involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets may expose the Fund to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of equities linked to real assets.
ETF Risk. Investing in an ETF will provide the Fund with exposure to the risks of owning the underlying securities the ETF holds. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF than to own the portfolio securities of these investment vehicles directly. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Underlying ETF Risk. The Fund’s investment in shares of Underlying ETFs subjects it to the risks of owning the holdings underlying the Underlying ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

34

Acquired Fund	Acquiring Fund
No corresponding risk.	Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.
Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.	Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or marker averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changing in earning results, business prospects, investor expectations or poor economic or market conditions.
Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.	See “Foreign Securities Risk.”
Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

•        Consumer Discretionary Sector Risk. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

35

Acquired Fund	Acquiring Fund

•        Energy Sector Risk. Companies in the energy sector may be adversely affected by, among other things, supply and demand both for their specific product or service and for energy products in general, changes in prices of energy, exploration and production spending, government regulation, world events, exchange rates, economic conditions and energy conservation efforts. Revenues for energy companies may come significantly from a relatively limited number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant impact on energy companies. Energy companies also face a significant threat from accidents resulting in injury, pollution or other environmental concerns and natural disasters.

•        Financials Sector Risk. Companies in the financials sector, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

•        Industrials Sector Risk. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

•        Materials Sector Risk. Performance of companies in the materials sector can be significantly impacted by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, increased competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution controls.

No corresponding risk.	Securities Exchange Companies Risk. The Fund’s investments in the securities in the financial sector may include securities issued by a securities exchange. The business and financial performance of a securities exchange can be impacted by a number of factors, including general economic conditions, market volatility, changes in investment patterns and priorities, preferences for services offered by competing exchanges and other service providers, technology developments and regulatory constraints. A substantial portion of a securities exchange’s revenues are derived from data services fees and fees for transactions executed and cleared in its markets. Data subscriptions and trading volumes could decline substantially if market participants reduce their level of spending or trading activities. A reduction in overall trading volume could also render a securities exchange less attractive to market participants as a source of liquidity, which could result in further loss of trading volume and associated transaction-based revenues and in the demand for data and other services. Further, a decline in the initial public offering market, or issuers choosing to list on alternative venues, could have an adverse effect on the revenues of a securities exchange. A securities exchange may not be successful in offering new products or technologies or in identifying opportunities, which could reduce long-term customer demand for services provided by a securities exchange.

36

Acquired Fund	Acquiring Fund
Not applicable to the Acquired Fund.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•        Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

•        Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•        Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

37

Acquired Fund	Acquiring Fund

•        Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

•        Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

38

Acquired Fund	Acquiring Fund

•        Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

•        Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Precious Metals Industry Risk. The Fund may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the precious metals industry. Specifically, the precious metals industry can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.	No corresponding risk.
Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.	No corresponding risk.
Derivatives Risk. The Fund may invest in alternative ETFs which may invest in derivatives. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by an ETF may not correlate with the value of the underlying instrument or the ETF’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.	Futures Contracts Risk. The Fund expects that certain of the Underlying ETFs in which it invests will utilize futures contracts for its commodities investments. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Underlying ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the Underlying ETF will be unable to terminate the derivative. If the Underlying ETF uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Underlying ETF’s investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

39

Acquired Fund	Acquiring Fund
High Yield (“Junk”) Bond Risk. The Fund may be exposed to high yield bonds through the Fund’s investment in fixed income ETFs. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.	No corresponding risk.
Mortgage-Backed and Asset-Backed Securities Risk. The Fund may be exposed to mortgage-backed and asset-backed securities through the Fund’s investment in fixed income ETFs. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If an ETF invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the ETF may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the ETF, reducing the values of those securities or in some cases rendering them worthless. An ETF’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.	No corresponding risk.

40

Acquired Fund	Acquiring Fund
Municipal Bonds Risk. The Fund may be exposed to municipal bonds through the Fund’s investment in fixed income ETFs. U.S. state and local governments issuing municipal bonds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.	No corresponding risk.
Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.	Same as the Acquired Fund.
No corresponding risk	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.	Same as the Acquired Fund.
No corresponding risk.	Royalty Trusts Risk. The Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, rising interest rates, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for the products.

41

Acquired Fund	Acquiring Fund
No corresponding risk.	Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
LIBOR Risk. The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by the Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV	No corresponding risk.

42

Acquired Fund	Acquiring Fund

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.	Same as the Acquired Fund.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth below. The fundamental and non-fundamental investment limitations of the Acquired Fund and Acquiring Fund are substantially similar. The Acquired Fund has a fundamental investment limitation regarding diversification; the Acquiring Fund is classified as a non-diversified fund and therefore has no such fundamental investment limitation. The fundamental limitations may only be amended with shareholder approval.

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The Acquired Fund and Acquiring Fund observe the following restrictions as a matter of fundamental policy:

Policy	Acquired Fund’s Fundamental Limitations	Acquiring Fund’s Fundamental Limitations
Issuing Senior Securities and Borrowing	The Acquired Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.	The Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Underwriting	The Acquired Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	Same as the Acquired Fund.
Concentration	The Acquired Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).	Same as the Acquired Fund.
Real Estate	The Acquired Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).	Same as the Acquired Fund.
Loans	The Acquired Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.	Same as the Acquired Fund.
Commodities	The Acquired Fund may not purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).	The Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Acquiring Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
Diversification	With respect to 75% of the Acquired Fund’s total assets, the Acquired Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	Not applicable. The Acquiring Fund is classified as a non-diversified fund.

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In addition to the investment restrictions adopted as fundamental policies as set forth above, the Acquired Fund and Acquiring Fund each have the following non-fundamental policies, which may be changed without a shareholder vote.

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

E.	Comparison of Investment Advisory Agreements

Investment Advisory Agreement between Knowledge Leaders and the Trust

Pursuant to the Investment Advisory Agreement between Knowledge Leaders and the Trust, on behalf of the Acquired Fund, Knowledge Leaders currently receives an annual advisory fee equal to 0.90% of the Acquired Fund’s average daily net assets. Knowledge Leaders is not liable to the Trust under the terms of the Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Knowledge Leaders or the Trust in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Knowledge Leaders of its duties under the Investment Advisory Agreement. The Investment Advisory Agreement may be terminated by (i) the Trust, upon 60 days’ notice to Knowledge Leaders, by the vote of its Board or with respect to the Acquired Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, or (ii) by Knowledge Leaders upon 60 days’ written notice to the Trust. The Investment Advisory Agreement between Knowledge Leaders and the Trust will also immediately terminate in the event of its assignment.

The Investment Advisory Agreement with respect to the Acquired Fund continues in effect for successive annual periods provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Investment Advisory Agreement was last submitted for approval by the shareholders of the Acquired Fund on July 15, 2016.

Knowledge Leaders has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Acquired Fund. This agreement is in effect until December 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. Knowledge Leaders is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

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A discussion summarizing the basis of the Board’s approval of the Investment Advisory Agreement between the Trust and Knowledge Leaders is included in the Acquired Fund’s Annual Report for the period ended August 31, 2023.

For its services as investment advisor to the Acquired Fund, Knowledge Leaders received the following fees:

	Advisory Fees Accrued	Advisory Fees (Reduced) or Reimbursed	Advisory Fees Retained by Advisor
For the fiscal year ended August 31, 2023	$411,847	($193,310)	$218,537
For the fiscal year ended August 31, 2022	$1,100,986	($81,515)	$1,019,471
For the fiscal year ended August 31, 2021	$1,792,632	$0	$1,792,632

Investment Advisory Agreement between AXS and IMST II

Pursuant to the Investment Advisory Agreement between AXS and IMST II (the “AXS Investment Advisory Agreement”), on behalf of the Acquiring Fund, AXS will receive an annual unitary management fee equal to 0.70% of the Acquiring Fund’s average daily net assets. In connection with the unitary management fee AXS receives from the Acquiring Fund, AXS has agreed to pay all expenses incurred by the Acquiring Fund except for the unitary fee paid to AXS, interest, dividends and other expenses on securities sold short, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Acquiring Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. AXS is not liable to IMST II under the terms of the AXS Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’ part in the performance of its duties or from reckless disregard by AXS of its duties under the AXS Investment Advisory Agreement. The AXS Investment Advisory Agreement may be terminated (i) by the Trust at any time as to the Acquiring Fund, without the payment of any penalty, upon giving AXS 60 days’ notice (which notice may be waived by AXS), provided that such termination by IMST II shall be directed or approved by the vote of a majority of the Trustees of IMST II in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (ii) by AXS on 60 days’ written notice to IMST II (which notice may be waived by IMST II). Similar to the Investment Advisory Agreement between Knowledge Leaders and the Trust, the AXS Investment Advisory Agreement will immediately terminate in the event of its assignment.

If the Reorganization is approved by the shareholders of the Acquired Fund, AXS will continue to serve as Advisor to the Acquiring Fund pursuant to the AXS Investment Advisory Agreement currently in effect. The AXS Investment Advisory Agreement with respect to the Acquiring Fund continues in effect for successive annual periods provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act.

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For its services as investment advisor to the Acquiring Fund, AXS received the following fees:

	Advisory Fees Accrued	Advisory Fees (Reduced) or Reimbursed	Advisory Fees Retained by Advisor
For the fiscal year ended March 31, 2023	$461,040	$0	$461,040
For the period December 29, 2021 through March 31, 2022	$61,659	$0	$61,659

Investment Sub-Advisory Agreement between AXS and Astoria

AXS has engaged Astoria to serve as the Acquiring Fund’s investment sub-advisor pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement provide that the sub-advisor makes the investment decisions for and continuously reviews, supervises and administers the investment program of the Acquiring Fund, subject to the supervision of, and policies established by, AXS and the IMST II Board. The Sub-Advisory Agreement continues in effect for successive annual periods with respect to the Fund provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Sub-Advisory Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty: (i) by the IMST II Board, by a vote of a majority of the outstanding voting securities of the Fund or by AXS on 60 days’ written notice to the sub-advisor; or (ii) by the sub-advisor on 60 days’ written notice to the IMST II. The Sub-Advisory Agreement will terminate immediately upon its assignment or upon termination of the AXS Investment Advisory Agreement with the IMST II with respect to the Acquiring Fund. AXS, not the Acquiring Fund, compensates the sub-advisor for its investment sub-advisory services out of the investment advisory fee it receives from the Acquiring Fund.

Following the Reorganization, Astoria will continue to serve as sub-advisor to the Acquiring Fund pursuant to the Sub-Advisory Agreement currently in effect.

A discussion summarizing the basis of the IMST II Board’s approval of the investment advisory agreement between IMST II and AXS and the sub-advisory agreement between AXS and Astoria is included in the Acquiring Fund’s Annual Report for the period ended March 31, 2023.

F.	Comparison of Distribution, Purchase and Redemption, and Distribution Plan

There are material differences in the Funds’ distribution procedures, purchase procedures, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics. Set forth below is a comparison of distribution, purchase and redemption, and the Funds’ distribution plan. Additional information regarding the Acquiring Fund’s shares is included in Appendix B.

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	Acquired Fund	Acquiring Fund
Distribution	Shares may be purchased directly from the fund or through financial intermediaries, including platforms.

Individual shares may be purchased in the secondary market on an exchange, through a broker.

New shares may only be purchased directly from the Acquiring Fund in large blocks of shares called “creation units” (5,000 or more shares) and only through an “Authorized Participant”.

Purchase procedures	Shareholders open an account with the Acquired Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Authorized Participants may purchase creation units of shares from the Fund.
Redemption procedures	Shareholders may redeem shares directly from the Acquired Fund and will receive proceeds in cash.

Individual shareholders “exit” their investment in the Acquiring Fund by selling shares on the exchange, through a broker.

Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders typically receive securities, not cash.

For both the Acquired Fund and the Acquiring Fund, the NAV of the Fund is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading.

Distributions and Dividend Reinvestment Plan

The Acquired Fund pays investment income dividends and distributes net realized capital gains, if any, annually. Acquired Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Acquired Fund or receive these distributions in cash. Dividends and distributions from the Acquired Fund are automatically reinvested in the Acquired Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

The Acquiring Fund expects to make distributions of net investment dividends quarterly and net realized capital gains, if any, at least annually. Dividends and distributions are paid in cash.

Differences in Purchases and Redemption of Shares

Acquired Fund

The Acquired Fund is a mutual fund, and shares of the Acquired Fund are sold at the next determined NAV. Shareholders or prospective shareholders of the Acquired Fund may purchase shares of the Acquired Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by mailing an application or request to KL Allocation Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-998-9890. You also may purchase shares through a financial intermediary. The minimum initial investment for the Acquired Fund is $5,000 and the minimum subsequent investment is $500.

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Shares of the Acquired Fund are redeemed directly from the Acquired Fund at the next determined NAV on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to KL Allocation Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-888-998-9890. Shareholders may also redeem shares through a financial intermediary.

Acquiring Fund

The Acquiring Fund is an ETF. The Acquiring Fund is traded on the Exchange during the trading day. Individual fund shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. Individual ETF shares are not purchased or redeemed by investors directly from the Acquiring Fund, except in creation units. ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater (premium) or less (discount) than the net asset value. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Acquiring Fund has a lot of trading volume and market liquidity and higher (or wider) if the Acquiring Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Acquiring Fund shares when they buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns. With respect to the Acquiring Fund, recent information, including the Acquiring Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring Fund will generally be done in increments of 5,000 share creation units. The Acquiring Fund will issue or redeem creation units at the net asset value next determined after the receipt of an order in proper form, generally in exchange for a basket of assets that the Acquiring Fund specifies each day. The Acquiring Fund’s shares may only be purchased or redeemed in creation units by submitting an order to the Acquiring Fund’s transfer agent. More information about the purchase and sale of ETF shares in creation units can be found in the Acquiring Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Purchase and redemption activities conducted by Authorized Participants directly with the Acquiring Fund are subject to a transaction fee. A transaction fee is charged on each creation unit transaction and is paid by Authorized Participants who create or redeem shares in creation units. The transaction fee is intended to offset the transfer and other transaction costs associated with the purchase or redemption of creation units. The amount of the transaction fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes. The transaction fee is:

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Acquiring Fund	Transaction Fee
AXS Astoria Inflation Sensitive ETF	$250

In addition, a variable fee may be imposed for cash purchases or redemptions, non-standard orders, or partial cash purchases or redemptions of creation units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction.

Distribution Plan

The Board of IMST II has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The distributor may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Acquiring Fund has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Acquiring Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Acquired Fund does not have a Distribution and Service Plan pursuant to Rule 12b-1 or pay 12b-1 fees.

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve the Plan. The Plan will provide for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and cash, and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares and cash received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund.

•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization and will become a shareholder of the Acquiring Fund. If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares. You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring Fund after the Reorganization or if you will receive cash in lieu of fractional shares.
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•	Each shareholder of the Acquired Fund that holds their Acquired Fund shares through a Qualifying Account will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Acquired Fund shareholder for federal income tax purposes) and will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker dealer of your choice.

Shareholders of the Acquired Fund will continue to be able to purchase Acquired Fund shares until May 1, 2024. Shareholders of the Acquired Fund can redeem Acquired Fund shares until the day before the Reorganization occurs. That means the redemption order must be received by May 2, 2024. Any shares not redeemed before the Closing Date, currently, May 3, 2024, will be exchanged for shares of the Acquiring Fund and/or cash. Acquired Fund shareholders who hold Acquired Fund shares through a Non-Qualifying Account will have their shares exchanged for cash equal in value to the NAV of their Acquired Fund shares, unless such an Acquired Fund shareholder provides alternative direction prior to the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders who receive Acquiring Fund shares will be free to sell the shares of the Acquiring Fund that they receive in the transaction at the market price on the NYSE Arca, Inc. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of selling their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund and/or cash in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain federal income tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on May 3, 2024, or such other date agreed to by the Trust and IMST II.

The expenses associated with the Reorganization will not be borne by the Acquired Fund. AXS has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. AXS will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.

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3.	Board Considerations Relating to the Proposed Reorganization

The Board considered and discussed the Reorganization with representatives of Knowledge Leaders and AXS at a meeting held on October 20, 2023, and approved the Reorganization, subject to the approval of the Acquired Fund’s shareholders.

In approving the Reorganization, the Board was informed that Knowledge Leaders and AXS wished to reorganize the Acquired Fund into the Acquiring Fund, an existing series of the AXS family of funds. Knowledge Leaders and AXS believe reorganizing the Acquired Fund into the Acquiring Fund, which is structured as an ETF, offers a better value proposition for shareholders than traditional open-end mutual funds, primarily because of reduced operational costs, superior transaction flexibility, and the possibility of advantageous tax treatment.

In considering the Reorganization, the Trustees reviewed the proposed Reorganization from the point of view of the interests of the Acquired Fund and its shareholders. After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Acquired Fund), determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and unanimously approved the Plan.

In approving the proposed Reorganization, the Trustees (with the advice and assistance of independent counsel) also considered, among other things:

•	the terms of the Reorganization;

•	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders of that hold their Acquired Fund shares through Non-Qualifying Accounts);

•	that the Funds have the same investment objectives but different principal investment strategies and principal risks;

•	AXS’ belief that the repositioning of the Acquired Fund’s portfolio received by the Acquiring Fund will be effected in in-kind transactions with Authorized Participants and no transaction costs are expected to be incurred by the Acquiring Fund in connection with the repositioning; but that, although not expected, to the extent transaction costs are incurred, such costs would be borne by the Acquiring Fund;

•	information regarding the performance of the Acquiring Fund set forth in its prospectus, including how the Acquiring Fund’s performance compared to its benchmark indices;

•	that AXS and Astoria are the investment advisor and sub-advisor, respectively, of the Acquiring Fund;

•	that, although Knowledge Leaders will not be involved in the management of the Acquiring Fund, the Acquired Fund’s portfolio manager will become a portfolio manager at AXS and will participate in the Acquiring Fund’s investment committee;

•	that the Acquiring Fund has lower management fees and expenses than the Acquired Fund;
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•	that the Acquiring Fund operates under a unitary fee structure, under which AXS has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses;

•	that Knowledge Leaders believes that reorganizing the Acquired Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Acquired Fund as a mutual fund;

•	that the Acquiring Fund has the potential to provide shareholders advantageous tax treatment as compared to the Acquired Fund;

•	that Acquiring Fund shareholders are able to purchase and sell shares throughout the trading day at the then-prevailing market price on the exchange;

•	that some shareholders will receive cash for shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring Fund; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares;

•	that Acquired Fund shareholders holding their shares through a Qualifying Account will receive Acquiring Fund shares and cash with the same aggregate net asset value as their Acquired Fund shares immediately prior to the Reorganization;

•	that Acquired Fund shareholders holding their shares through a Non-Qualifying Account will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund held immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Acquired Fund shareholder for federal income tax purposes);

•	the quality and experience of the Acquiring Fund’s service providers;

•	that the Reorganization would not result in the dilution of shareholders’ interests;

•	that AXS, and not the Acquired Fund, will bear all costs of the proposed Reorganization;

•	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;

•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may sell their Acquired Fund shares before the Reorganization; and

•	that liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for federal income tax purposes.

The Board also considered that the proposed Reorganization might provide certain benefits to AXS, particularly that in serving as investment advisor to the Acquiring Fund, AXS receives fees from the Acquiring Fund for its services.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by Knowledge Leaders is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including potentially approving the liquidation of the Acquired Fund.

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4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust and IMST II will receive, on behalf of the Acquired Fund and the Acquiring Fund, respectively, an opinion from Morgan, Lewis & Bockius LLP with respect to the Reorganization substantially to the effect that for federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) (i) as a result of the closing of the Acquired Fund’s taxable year, or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

•	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization (except with respect to cash received by Acquired Fund shareholders in exchange for fractional shares in the Reorganization and cash received by Acquired Fund shareholders that hold their Acquired Fund shares through Non-Qualifying Accounts);
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•	The aggregate tax basis of the Acquiring Fund shares that each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

•	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (the “IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Closing, the Acquired Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Acquired Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the closing date of the Reorganization (and treating the Acquired Fund’s current taxable year as ending on the Closing Date). Any such distribution will generally be taxable income to the Acquired Fund’s shareholders. The Acquiring Fund may make comparable distributions to its shareholders before the Closing.

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years. As of August 31, 2023, the Acquired Fund’s unused capital loss carryforwards are as follows: $10,086,810 short-term and $0 long-term. As of March 31, 2023, the Acquiring Fund's unused capital loss carryforwards are as follows: $9,473,380 short-term and $1,266,048 long-term. On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Acquired Fund and the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Acquired Fund (including from the Acquired Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Acquired Fund (including carryforwards generated in the tax year of the Acquired Fund ending on the Closing Date). Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Acquired Fund own less than 50% of the combined fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Acquired Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Acquired Fund’s carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

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The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. If the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until May 3, 2024, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the date of the Reorganization. The ability of each Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “Trust Declaration of Trust”), By-Laws and a Board of Trustees. Similarly, IMST II is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “IMST II Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law.

Shares. The Trust and IMST II are authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

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Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to both the Trust Declaration of Trust and IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the applicable Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other types of organizations or individuals who provide services for or on behalf of the Trust or IMST II and their series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust, IMST II or any series of the Trust or IMST II; (iv) with respect to any amendment of the respective Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of Trust, IMST II or any series of the Trust or IMST II, or the shareholders of any of them, and (vi) with respect to such additional matters relating to the Trust or IMST II as may be required by the 1940 Act, the applicable Declaration of Trust, the applicable By-Laws or any registration of the Trust or IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable

The presence in person or by proxy of one-third of the holder of shares of the Trust or IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the applicable Declaration of Trust or the applicable By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquired Fund or Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the applicable Declaration of Trust or the applicable By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. The Trust and IMST II are not required to, and do not, have annual meetings. Nonetheless, the Board and the IMST II Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust Declaration of Trust and Trust’s By-Laws and the IMST II Declaration of Trust and IMST II’s By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The Trust and IMST II must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding.

Shareholder Liability. Both the Trust’s and IMST II’s trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund or the Acquiring Fund, respectively. Shareholders of the Trust and IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. Both the Trust and IMST II indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

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Amendments to Declaration of Trust. Both the Trust Board and the IMST II Board may amend the Trust Declaration of Trust and IMST II Declaration of Trust, respectively, by an instrument signed by a majority of each respective Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Trust and IMST II. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

6.	Capitalization

The following table shows, as of October 31, 2023 (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date. The capitalizations are likely to be different on the Closing Date as a result of daily Acquired Fund share purchase, redemption and market activity.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments[1]	Acquiring Fund Pro Forma Combined[2]
Net Assets	$32,647,173	$55,091,740	--	$87,738,913
Shares Outstanding	3,006,439	2,200,000	(1,702,489)	3,503,950
Net Asset Value Per Share	$10.86	$25.04	--	$25.04

[1]	To adjust Shares Outstanding of the Pro Forma Acquiring Fund based on combining the Acquired Fund at the Acquiring Fund’s Net Asset Value per Share.

[2]	Reflects the estimated pro forma capitalization of the Acquiring Fund on October 31, 2023, as though the Reorganization had occurred on October 31, 2023, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

The Acquiring Fund will be the accounting and performance survivor following the Reorganization.

7.	Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Knowledge Leaders and AXS are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.
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•	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization and expects to satisfy this condition for a three-year period following the Reorganization.

H.	Additional Information about the Funds

1.	Past Performance of the Acquired Fund and Acquiring Fund

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in each Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for certain time periods ended December 31, 2023 compare with those of a broad measure of market performance. Each Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information of the Acquired Fund is available online at www.knowledgeleadersfunds.com or by calling toll-free 1-888-998-9890. Updated performance information of the Acquiring Fund is available online, www.axsinvestments.com. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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KL Allocation Fund

Calendar-Year Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	9.88%	06/30/2020
Lowest Return	(8.94%)	06/30/2022

Average Annual Total Returns for the Periods Ended December 31, 2023

Acquired Fund – KL Allocation Fund Institutional Class	One Year	Five Years	Ten Years
Return Before Taxes	5.71%	3.26%	3.11%
Return After Taxes on Distributions*	4.75%	1.72%	1.82%
Return After Taxes on Distributions and Sale of Fund Shares*	3.55%	2.29%	2.26%
Morningstar Developed Markets Large-Mid Cap Index (reflects no deduction for fees, expenses or taxes)	23.43%	12.50%	8.46%
Morningstar US Treasury Bond Index (reflects no deductions for fees, expenses or taxes)	3.90%	0.51%	1.23%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

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AXS Astoria Inflation Sensitive ETF

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	13.98%	12/31/2022
Lowest Return	(17.42%)	06/30/2022

Average Annual Total Returns for the Periods Ended December 31, 2023

Acquiring Fund – AXS Astoria Inflation Sensitive ETF	One Year	Since Inception (12/29/2021)
Return Before Taxes	11.77%	7.84%
Return After Taxes on Distributions*	10.37%	6.81%
Return After Taxes on Distributions and Sale of Fund Shares*	6.89%	5.63%
AXS Astoria Blended Benchmark Index** (reflects no deduction for fees, expenses or taxes)	14.05%	0.97%
Bloomberg Commodity Total Return Index	(7.91%)	2.86%
Bloomberg U.S. TIPS 1-3 Year (USD) Index (reflects no deduction for fees, expenses or taxes)	4.64%	1.39%
MSCI ACWI (Net) Index (reflects no deduction for fees, expenses or taxes)	22.20%	(0.22%)

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

**	The AXS Astoria Blended Benchmark Index is comprised 70% MSCI All Country World Index, 20% Bloomberg Commodity Total Return Index, and 10% Bloomberg US TIPS 1-3 Year Index.
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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Acquired Fund’s portfolio turnover rate was 220% of the average value of its portfolio. The portfolio turnover rate for the Acquiring Fund for the fiscal year ended March 31, 2023, was 81%.

2.	Investment Advisors, Sub-Advisor, Portfolio Managers and Manager of Managers Structure

Investment Advisors

Knowledge Leaders, located at 1600 Broadway, Suite 1600, Denver, Colorado 80202, acts as investment advisor to the Acquired Fund pursuant to an investment advisory agreement. Knowledge Leaders is owned by Knowledge Leaders Holdings, LLC, which is indirectly wholly owned by Steven Vannelli, CFA. Knowledge Leaders is responsible for the day-to-day management of the Acquired Fund’s portfolio, selection of the Acquired Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board. Knowledge Leaders has provided investment advisory services to the Acquired Fund since its inception. As of October 31, 2023, Knowledge Leaders had approximately $160 million in assets under management. A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and Knowledge Leaders is included in the Acquired Fund’s Annual Report for the period ended August 31, 2023.

The names and principal occupations of each principal executive officer and director of Knowledge Leaders, 1600 Broadway, Suite 1600, Denver, Colorado 80202, are listed below:

Name	Principal Occupation/Title
Steven Vannelli	Managing Director and Chief Investment Officer
Jill Rakowski	Chief Operating Officer

Mr. Vannelli is the current portfolio manager of the Acquired Fund and will participate in the Acquiring Fund’s investment committee. Ms. Rakowski does not have any position with the Acquired Fund or the Acquiring Fund.

AXS Investments LLC, 181 Westchester Avenue, Suite 402, Port Chester New York 10573, is the investment adviser to the Acquiring Fund. AXS furnishes investment management services to the Acquiring Fund, subject to the supervision and direction of the Board. AXS is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk. AXS is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. AXS discharges its responsibilities subject to the policies of the Board of Trustees of the Acquiring Fund. As of October 31, 2023, AXS had $1.2 billion in assets under management.

The names and principal occupations of each principal executive officer and director of AXS, located at 181 Westchester Avenue, Suite 402, Port Chester New York 10573, are listed below:

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Name	Principal Occupation/Title
Gregory Bassuk	Chief Executive Officer
Russell Tencer	Chief Operating Officer and Chief Compliance Officer

None of AXS’ principal officers and directors has any position with the Acquired Fund or the Acquiring Fund.

Sub-Advisor

Astoria Portfolio Advisors LLC is an SEC registered investment advisor with its offices at 500 7th Avenue, 9th Floor, New York, New York 10018. AXS has engaged Astoria to serve as the Acquiring Fund’s investment sub-advisor pursuant to the Sub-Advisory Agreement. In this capacity, Astoria has overall responsibility for selecting and continuously monitoring the Acquiring Fund’s investments. As of October 31, 2023, Astoria had $1.37 billion in assets under management.

The names and principal occupations of each principal executive officer and director of Astoria, located at 500 7th Avenue, 9th Floor, New York, New York 10018, are listed below:

Name	Principal Occupation/Title
John Davi	Managing Member, Chief Executive Officer and Chief Investment Officer
David Clark	President

Mr. Davi is the portfolio manager of the Acquiring Fund. Mr. Clark does not have any position with the Acquired Fund or the Acquiring Fund.

Portfolio Managers

Acquired Fund

Steven Vannelli has served as Managing Director and Chief Investment Officer of Knowledge Leaders since 2006 and is responsible for asset allocation and security selection decisions for the Acquired Fund. He also manages the investment team, supervises operations and business development, frequently meets with clients, and writes and speaks in various venues. From 1995 to 2005, Mr. Vannelli worked for Alexander Capital Management Group, a money management firm, as Head of Equities. He has over 26 years of portfolio management experience. Mr. Vannelli graduated from the University of Denver in 1995 and earned his CFA designation in 1999. He is currently a member of the Colorado Society of Security Analysts. The Acquired Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquired Fund. If the Reorganization is approved, Mr. Vannelli will become an employee of AXS and will participate in the Acquiring Fund’s investment committee.

Acquiring Fund

John Davi, founder and Chief Investment Officer of Astoria is the portfolio manager responsible for the day-to-day management of the Acquiring Fund’s portfolio since its inception in December 2021. Mr. Davi has over 20 years of experience in portfolio management, including macro-ETF strategies, quantitative research and portfolio construction. Prior to Astoria, Mr. Davi served as head of Morgan Stanley’s institutional ETF content, advising private funds and asset managers on ETF portfolio construction and commenced his portfolio management career at Merrill Lynch’s Global Equity Derivatives group. The Acquiring Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund.

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Manager of Managers Structure

AXS and IMST II have received an exemptive order from the SEC which allows AXS to operate the Acquiring Fund under a “manager of managers” structure (the “AXS Order”). Pursuant to the AXS Order, AXS may, subject to the approval of the IMST II Board, hire or replace sub-advisers and modify any existing or future agreement with such sub-advisers without obtaining shareholder approval. Pursuant to the AXS Order, AXS, with the approval of the IMST II Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-adviser. AXS has the ultimate responsibility, subject to the oversight and supervision by the IMST II Board, to oversee any sub-adviser for the Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisers for the Acquiring Fund. In evaluating a prospective sub-adviser, AXS will consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-adviser, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships.

If AXS were to utilize the “manager of managers” structure with respect to the Acquiring Fund, it would not diminish AXS’s responsibilities to the Acquiring Fund under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the IMST II Board, to oversee any sub-advisers and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set the Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS will: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Trust Board has five trustees, one of whom is an “interested person” of the Trust. The following individuals comprise the Trust Board: Charles H. Miller, Ashley Toomey Rabun, William H. Young, James E. Ross, and Maureen Quill (interested Trustee).

Trustees of IMST II

The IMST II Board has six trustees, two of whom are considered “interested persons” as that term is defined under the 1940 Act, of IMST II. The following individuals comprise the IMST II Board: Larry Tashjian, John Zader, Kathy Shkuda, Thomas Knipper, Joy Ausili (interested Trustee) and Terrance Gallagher (interested Trustee).

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Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Trust	IMST II
Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Same as the Trust.
Fund Accounting Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Distributor	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 50 South 16th Street Suite 2900 Philadelphia, Pennsylvania 19102	Same as the Trust.
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite, 226, Glendora, California 91740.

You may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	call the toll-free number listed on your proxy card to reach an automated touchtone voting line; or
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•	refer to your proxy card for the control number and go to: www.OkapiVote.com/GAVIX2024 and follow the simple on-screen instructions.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on February 16, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

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Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on February 16, 2024 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained Okapi Partners LLC to provide proxy services, at an anticipated cost of approximately $17,292. AXS will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge, and other expenses incurred in connection with the solicitation of proxies, which are anticipated to be approximately $67,292.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Fund at the Special Meeting. As of the Record Date, there were [                ] shares outstanding and entitled to vote at the Special Meeting.

To the knowledge of each Fund, as of February 16, 2024, the following persons held of record or beneficially 5% or more of the outstanding shares of each Fund. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Acquired Fund Shareholder Name/Address	Percentage of Total Outstanding Shares

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Acquiring Fund Shareholder Name/Address	Percentage of Total Outstanding Shares

E.	Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will continue as investment advisor to the Acquiring Fund following the Reorganization and will continue to receive fees from the Acquiring Fund for its services as investment advisor. Astoria may be deemed to have an interest in the Reorganization because it will continue as investment sub-advisor to the Acquiring Fund following the Reorganization and will continue to receive fees from AXS for its services as investment sub-advisor. In addition, Knowledge Leaders may be deemed to have an interest in the Reorganization because it will receive payments from AXS after the completion of the Reorganization related to its sale and transfer to AXS of its investment advisory business relating to the Acquired Fund.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and concerning the federal income tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the year ended August 31, 2023, contained in the Acquired Fund’s Annual Report to Shareholders, has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm. The financial statements of the Acquiring Fund for the year ended March 31, 2023, contained in the Acquiring Fund’s Annual Report to Shareholders, has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm.

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E.	Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ______ day of _________, 202__, by and among Investment Managers Series Trust (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series KL Allocation Fund (the “Acquired Fund”), and Investment Managers Series Trust II (the “IMST II Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, AXS Investments LLC (“AXS”), with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, New York, 10573.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, par value of $0.01 per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) (each, a “Non-Qualifying Account”), and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund that hold their Acquired Fund Shares through accounts that are permitted to hold Acquiring Fund Shares (each, a “Qualifying Account”), and, with respect to shareholders that hold their Acquired Fund Shares other than through a Qualifying Account (each, a “Non-Qualifying Account”) cash in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the IMST Trust or any other series of the IMST II Trust or the assets of any other series of the IMST Trust or any other series of the IMST II Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the IMST Trust and the IMST II Trust, respectively, the IMST Trust and the IMST II Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST II Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund (i) with respect to shareholders that hold their Acquired Fund Shares through Qualifying Accounts, the number of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of such shareholders’ Acquired Fund Shares, and (ii) with respect to shareholders that hold their Acquired Fund Shares through Non-Qualifying Accounts, cash equal to the aggregate NAV of such shareholders’ Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements as of the Closing Date, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by AXS pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

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1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares and cash received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, (i) each Acquired Fund Shareholder that holds their Acquired Fund Shares through a Qualifying Account will receive the number of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date and (ii) each Acquired Fund Shareholder that holds their Acquired Fund Shares through a Non-Qualifying Account will receive cash equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. For shareholders of the Acquired Fund that hold Acquired Fund Shares through Non-Qualifying Accounts, Acquiring Fund Shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Acquired Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund Shares (“Direct Shareholder Transfer Agent”). Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares) credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders that hold their Acquired Fund Shares through Qualifying Accounts, representing the respective numbers of Acquiring Fund Shares due such shareholders, and the transfer of cash to Acquired Fund Shareholders that hold their Acquired Fund Shares through Non-Qualifying Accounts in an amount equal to the NAV of shares of the Acquired Fund held in each Non-Qualifying Account at the Closing. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. [For the avoidance of doubt, Acquired Fund shareholders who hold Acquired Fund Shares through a Non-Qualifying Account will have their shares exchanged for cash equal in value to the NAV of their Acquired Fund Shares, unless such an Acquired Fund shareholder provides alternative direction prior to the Reorganization.] Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent(s).

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

1.8 NON-QUALIFYING ACCOUNT IDENTIFICATION. The Acquired Fund will identify each shareholder of record that holds their Acquired Fund Shares through a Non-Qualifying Account. The Acquired Fund shall permit shareholders to transfer ownership from a Non-Qualifying Account to a Qualifying Account upon request prior to the Closing Date.

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ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent (the “Acquiring Fund Accounting Agent”), in the manner set forth in the IMST II Trust’s Amended Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST II Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by UMB Fund Services, Inc. (“UMBFS”), the Acquired Fund’s accounting agent (the “Acquired Fund Co-Administrator”), in the manner set forth in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust, By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares) to be issued in the Reorganization in exchange for Acquired Fund Shares held in Qualifying Accounts shall be determined by the Acquiring Fund Accounting Agent by dividing the NAV of the Acquired Fund Shares held in Qualifying Accounts, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Paragraph 2.1 hereof. The amount of cash paid to shareholders holding their shares in Non-Qualifying Accounts shall be equal to the aggregate NAV of the Acquired Fund Shares held in each Non-Qualifying Account as determined in accordance with paragraph 2.1.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Co-Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Accounting Agent, and shall be subject to adjustment by an amount, if any, agreed to by the Acquired Fund Co-Administrator and the Acquiring Fund Accounting Agent. The IMST II Trust and the IMST Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about May 3, 2024, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business on the Closing Date (the “Effective Time”) at the offices of Mutual Fund Administration, LLC 2220 East Route 66, Suite 226, Glendora, CA 91740, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

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3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian, BBH, for examination no later than five business days preceding the Closing Date. UMB Bank, n.a., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. BBH shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets were delivered in proper form to the Acquiring Fund on the Closing Date.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause UMBFS, as its transfer agent to deliver at the Closing to the Secretary of the IMST II Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BBH, its transfer agent, to issue and deliver to the Secretary of the IMST Trust a confirmation evidencing the number of Acquiring Fund Shares and cash to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares and cash have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The IMST Trust and the Acquired Fund represent and warrant to the IMST II Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the IMST Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

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(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the IMST Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the IMST Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

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(k) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquired Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The IMST Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the IMST Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

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(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST II Trust and the Acquiring Fund represent and warrant to the IMST Trust and the Acquired Fund as follows:

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(a) The Acquiring Fund is a separate series of the IMST II Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST II Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST II Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended Agreement and Declaration of Trust of the IMST II Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(g) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(i) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST II Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

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(j) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST II Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST II Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(l) The Acquiring Fund represents and warrants that it is treated as a corporation separate from the other series of the IMST II Trust under Section 851(g) of the Code; that it has satisfied (or will satisfy) the requirements of Subchapter M of the Code for treatment as a regulated investment company for each taxable year since its formation and has elected to be treated as such; that it has filed (or will file) or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

(m) The financial statements of the Acquiring Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(n) Since the end of the Acquiring Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquired Fund. For the purposes of this subparagraph (n), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(o) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s Prospectus, except as previously disclosed in writing to the Acquired Fund.

4.3 REPRESENTATIONS OF THE IMST II TRUST. The IMST II Trust represents and warrants to the IMST Trust that the IMST II Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the IMST II Trust that the IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

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ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The IMST Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the IMST Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST II Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

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5.8 TAX RETURNS. The IMST Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the IMST Trust will provide the IMST II Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the IMST Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST II Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the IMST Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

5.11 TAX DISTRIBUTIONS OF THE ACQUIRED FUND. The Acquired Fund shall have distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquired Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, that has accrued or been recognized, respectively, through the Closing Date such that for each taxable year ending on or prior to the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Fund liquidates), the Acquired Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending prior to the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

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5.12 TAX DISTRIBUTIONS OF THE ACQUIRING FUND. The Acquiring Fund has distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquiring Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, such that, for each taxable year ending on or prior to the Closing Date, the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending on or before the Closing Date, the Acquiring Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending on or prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

5.13 FRACTIONAL SHARES. The Acquiring Fund does not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST II Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST II Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the IMST Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with paragraph 1.3 of this Agreement.

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6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST II Trust, dated as of the Closing Date, addressing the following points:

(i)       The IMST II Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST II Trust, and the Acquiring Fund is a separate series of the IMST II Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended Agreement and Declaration of Trust of the IMST II Trust.

(ii)       The IMST II Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST II Trust’s Amended Agreement and Declaration of Trust.

(v)        The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST II Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the IMST II Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST II Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST II Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST II Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 [Reserved.]

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement.

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6.6 The IMST II Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST II Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The IMST Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST II Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)        The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquired Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(ii)       The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)      The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(v)       No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the IMST Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

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(vi)      To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the IMST II Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquired Fund or any of their properties or assets or any person whom the IMST Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

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8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The IMST Trust and the IMST II Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST II Trust and the IMST Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization (except with respect to cash received by Acquired Fund Shareholders in redemption of fractional shares prior to the Reorganization);

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

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(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.6 The post-effective amendment to the IMST II registration statement on Form N-1A relating to the Acquiring Fund Shares will continue to be effective and no stop order suspending the effectiveness thereof shall have been issued.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, AXS (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders) as set forth herein. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the IMST Trust, counsel to the Independent Trustees of the IMST Trust, counsel to the IMST II Trust, and counsel to the Independent Trustees of the IMST II Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (h) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein (“Reorganization Expenses”).

AXS (or any affiliate thereof) shall remain so liable for the Reorganization Expenses, regardless of whether the transactions contemplated by this Agreement occur, and this paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, AXS (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by AXS (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST II Trust, on behalf of the Acquiring Fund, and the IMST Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

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ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST II Trust and the IMST Trust. In addition, either the IMST II Trust or the IMST Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST II Trust, the IMST Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST II Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended Agreement and Declaration of Trust of the IMST II Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST II Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST II Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST II Trust’s Amended Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquired Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

13.7 Each of the IMST II Trust, on behalf of the Acquiring Fund, and the IMST Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund and that no other series of the IMST II Trust or the IMST Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

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ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The IMST Trust and the IMST II Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

AXS INVESTMENTS LLC solely with respect to Article IX

By:

Name:

Title:

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APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND

Appendix B contains information about the Acquiring Fund. The term “Fund” as used in this Appendix B refers to the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Acquiring Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of IMST II Trust (the “Board”) without shareholder approval. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

EXCHANGE-TRADED FUNDS

ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses. Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Rule 12d1-4 under the 1940 Act became effective January 19, 2021. Rule 12d1-4 allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

The Fund is an actively managed ETF. The Fund’s primary investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s SAI. For a copy of the SAI please call toll free at 1-303-623-2577 or visit the Fund’s website at www.axsinvestments.com.

Equity Securities

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American Depositary Receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global Depositary Receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

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Exchange-Traded Funds

ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses. Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. However, Rule 12d1-4 under the 1940 Act allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than two years or cash equivalents, or it may hold cash for temporary defensive purposes. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio manager believes instruments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.axsinvestments.com.

ADDITIONAL RISKS OF INVESTING IN THE FUND

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Principal Risks

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, higher inflation, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Equity Securities Risk. The value of the equity securities the underlying security or underlying ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the underlying security or underlying ETF holds participate or factors relating to specific companies in which the underlying security or underlying ETF invests. These can include stock movements, purchases or sales of securities by the underlying security or underlying ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the underlying security or underlying ETF’s equity investments.

Debt Securities Risk. The Fund may invest in debt securities. Investments in debt securities subject the holder to the credit risk of the issuer or other obligor. Credit risk refers to the possibility that the issuer of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a centralized securities exchange making them generally less liquid and more difficult to value than common stock. The values of debt securities may also increase or decrease as a result of market fluctuations, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets generally.

U.S. Treasury Obligations and TIPS Risk. U.S. Treasury obligations, including TIPS, may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. TIPS are income-generating instruments whose interest and principal are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index (CPI), and TIPS’ principal payments are adjusted according to changes in the CPI. While this may provide a hedge against inflation, the returns may be relatively lower than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.

Foreign Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

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Geographic Investment Risk. The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses. This risk may be especially pronounced to the extent the Fund invests in countries and regions experiencing, or likely to experience, security concerns, war, threats of war, terrorism, economic uncertainty and natural disasters. The Fund may have significant risks with respect to the following geographic regions:

Asia Risk. Investments in securities of issuers in certain Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, could have a severe adverse effect on Asian economies. Some economies in this region are dependent on a range of commodities, are strongly affected by international commodity prices and are particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital and by the economic and market conditions of neighboring countries. Some Asian economies are highly dependent on trade; economic conditions in other countries within and outside of Asia can impact these economies.

Canada Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.

Europe Risk. Most developed countries in Western Europe are members of the EU, and many are also members of the EMU, which requires compliance with restrictions on inflation rates, deficits and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU and, accordingly, the Fund’s investment in European securities may lead to significant exposure to the euro and events affecting it. Recent market events affecting several EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro, or the exit of a country from the EU or EMU, may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. In particular, Russia’s large-scale invasion of Ukraine and the economic and diplomatic responses by the United States, EU, United Kingdom and other countries, including heavy sanctions on the Russian economy, have led to increased volatility and uncertainty in European and global financial markets and could negatively impact regional and global economies for the foreseeable future. Also, the Fund’s investments in the United Kingdom and other European countries may be significantly impacted by Brexit. Brexit has introduced significant uncertainty and may have a negative impact on the economy and currency of the United Kingdom and European countries, including increased market volatility and illiquidity and potentially lower economic growth.

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Depositary Receipts Risk. A Fund may invest in depositary receipts. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Underlying ETF Risk. The Fund expects to invest in Underlying ETFs. Many Underlying ETFs use a “passive” investment strategy and seek to replicate the performance of a market index. Such Underlying ETFs do not take defensive positions in volatile or declining markets their shares may trade below net asset value. While some Underlying ETFs seek to achieve the same return as a particular market index, the performance of the Underlying ETF may diverge from the performance of the index. Some Underlying ETFs are actively managed ETFs and do not track a particular index which indirectly subjects an investor to active management risk. An active secondary market in an Underlying ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an Underlying ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of an Underlying Fund’s expenses and, indirectly, the Underlying ETF’s expenses, incurred through the Fund’s ownership of the Underlying ETF. Because the expenses and costs of an Underlying ETF are shared by its investors, redemptions by other investors in the Underlying ETF could result in decreased economies of scale and increased operating expenses for such Underlying ETF. These transactions might also result in higher brokerage, tax or other costs for the Underlying ETF. This risk may be particularly important when one investor owns a substantial portion of the Underlying ETF. There is a risk that Underlying ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to Underling ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, certain Underlying ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.

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Small-Cap and Mid-Cap Company Risk. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations or monetary and fiscal policies, market sentiment and expectations, availability of basic resources or supplies, or other events that affect that sector more than securities of issuers in other sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

•	Consumer Discretionary Sector Risk. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

•	Energy Sector Risk. Companies in the energy sector may be adversely affected by, among other things, supply and demand both for their specific product or service and for energy products in general, changes in prices of energy, exploration and production spending, government regulation, world events, exchange rates, economic conditions and energy conservation efforts. Revenues for energy companies may come significantly from a relatively limited number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant impact on energy companies. Energy companies also face a significant threat from accidents resulting in injury, pollution or other environmental concerns and natural disasters.

•	Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

•	Industrials Sector Risk. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
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•	Materials Sector Risk. Performance of companies in the materials sector can be significantly impacted by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, increased competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution controls.

Commodities Risk. The Fund has exposure to commodities through investments in Underlying ETFs. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument in which an Underlying ETF may invest typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which the derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. An Underlying ETF’s use of commodity-linked derivatives may also have a leveraging effect on the Underlying ETF’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. An Underlying ETF is required to post margin in respect to its holdings in derivatives. Each of these factors and events could have a significant negative impact on the Fund.

Real Assets Risk. The Fund’s investments in securities linked to real assets, such as precious metals, commodities, land, equipment and natural resources, involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets may expose the Fund to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of equities linked to real assets.

Futures Contracts Risk. The Fund expects that certain of the Underlying ETFs in which it invests will utilize futures contracts for its commodities investments. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin an Underlying ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. If an Underlying ETF uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Underlying ETF’s investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements less onerous than margin requirements in the securities markets in general. As a result, futures markets may attract more speculators than the securities markets. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Underlying ETF’s portfolio managers still may not result in a successful derivatives activity over a very short time period. The Commodity Futures Trading Commission and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. It is possible that, as a result of such limits, an Underlying ETF will be precluded from taking positions in certain futures contracts it might have otherwise taken to the disadvantage of shareholders.

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Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV (premium) or less than the NAV (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

Securities Exchange Companies Risk. The Fund’s investments in the securities in the financial sector may include securities issued by a securities exchange. The business and financial performance of a securities exchange can be impacted by a number of factors, including general economic conditions, market volatility, changes in investment patterns and priorities, preferences for services offered by competing exchanges and other service providers, technology developments and regulatory constraints. A substantial portion of a securities exchange’s revenues are derived from data services fees and fees for transactions executed and cleared in its markets. Data subscriptions and trading volumes could decline substantially if market participants reduce their level of spending or trading activities. A reduction in overall trading volume could also render a securities exchange less attractive to market participants as a source of liquidity, which could result in further loss of trading volume and associated transaction-based revenues and in the demand for data and other services. Further, a decline in the initial public offering market, or issuers choosing to list on alternative venues, could have an adverse effect on the revenues of a securities exchange. A securities exchange may not be successful in offering new products or technologies or in identifying opportunities, which could reduce long-term customer demand for services provided by a securities exchange.

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Royalty Trusts Risk. The Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, rising interest rates, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for the products.

MLP Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. A Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor and Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Tax Risk. If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. In order to qualify for favorable U.S. federal income tax treatment accorded to regulated investment company, the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s investments, including certain investments in MLPs and royalty trusts, may generate income that is not qualifying income. The Fund will seek to restrict its income from such investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income requirement for the Fund to qualify as a regulated investment company under the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests certain assets may be limited by the qualifying income requirement, which the Fund must continue to satisfy its status as a regulated investment company. Failure to comply with the qualifying income requirement would have significant negative tax consequences to Fund shareholders. Under certain circumstances the Fund may be able to cure a failure to meet the qualifying income requirements, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

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Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve concluded its market support activities in 2022 and began to raise interest rates in an effort to fight inflation. The Federal Reserve may determine to raise interest rates further. This and other government intervention into the economy and financial markets to address the pandemic, inflation, or other significant events in the future, may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Such events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

MANAGEMENT OF THE FUND

The Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, custodian and fund administrative and accounting agent.

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Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Fund’s advisor pursuant to an investment management agreement. The principal office of the Advisor is located at 181 Westchester Ave, Suite 402, Port Chester, New York 10573. The Advisor has approximately $1.38 billion in assets under management as of March 31, 2023.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. The Advisor also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Advisor continuously reviews, supervises, and administers the Fund’s investment program.

Pursuant to an investment advisory agreement (the “Unitary Advisory Agreement”) between the Advisor and the Trust, on behalf of the AXS Astoria Inflation Sensitive ETF (a “Unitary Fund”), the Unitary Fund has agreed to pay an annual unitary management fee at 0.70% of the Unitary Fund’s average daily net assets. This unitary management fee is designed to pay the Unitary Fund’s expenses and to compensate the Advisor for the services it provides to the Unitary Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Unitary Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, the Advisor is not responsible for advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Unitary Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Sub-Advisor

Astoria Portfolio Advisors LLC is an SEC registered investment advisor with its offices at 500 7th Avenue, 9th Floor, New York, New York 10018. The Trust, on behalf of the AXS Astoria Inflation Sensitive ETF, and the Advisor have engaged Astoria to serve as the Fund’s investment sub-advisor pursuant to an investment sub-advisory agreement (the “Astoria Sub-Advisory Agreement”). In this capacity, Astoria has overall responsibility for selecting and continuously monitoring the Fund’s investments. As compensation for its services, the Advisor has agreed to pay Astoria an annual sub-advisory fee based upon the Fund’s average daily net assets. The Advisor is responsible for paying the entire amount of Astoria’s sub-advisory fee. The Fund does not directly pay Astoria. The Fund’s SAI provides additional information about these fees paid to the Advisor and Sub-Advisor. As of March 31, 2023, Astoria had $410.9 million in assets under management.

A discussion regarding the basis for the Board’s approval of the Unitary Advisory and Astoria Sub-Advisory Agreements is available in the Fund’s Annual Report to shareholders dated March 31, 2023.

Portfolio Managers

John Davi, founder and Chief Investment Officer of Astoria, is the portfolio manager responsible for the day-to-day management of the Fund’s portfolio. Mr. Davi has over 20 years of experience in portfolio management, including macro-ETF strategies, quantitative research and portfolio construction. Prior to Astoria, Mr. Davi served as head of Morgan Stanley’s institutional ETF content, advising private funds and asset managers on ETF portfolio construction and commenced his portfolio management career at Merrill Lynch’s Global Equity Derivatives group.

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The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure

The Advisor and the Trust have received an exemptive order from the SEC which allows the Advisor to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, the Advisor may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, the Advisor, with the approval of the Board, has the discretion to terminate any sub-advisor and allocate and reallocate a Fund’s assets among the Advisor and any other sub-advisor. The Advisor has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for a Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for a Fund. In evaluating a prospective sub-advisor, the Advisor will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. the Advisor remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage a Fund. Within 90 days after hiring any new sub-advisor, the respective Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish the Advisor’s responsibilities to the Fund under its Advisory Agreement. the Advisor has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, the Advisor will, subject to the review and approval of the Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the respective Fund’s investment goal, policies and restrictions. Subject to the review by the Board, the Advisor will: (a) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of the Advisor or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

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The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of creation units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as creation units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

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Availability of Information

Each Business Day, the following information will be available at www.knowledgeleadersfunds.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s net asset value per share; (ii) the Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and realized capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

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You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for creation units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the creation units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such creation units. A person who redeems creation units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the creation units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such creation units. The IRS, however, may assert that a loss realized upon an exchange of securities for creation units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

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Any gain or loss realized upon a creation of creation units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of creation units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the creation units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of creation units will generally be treated as long-term capital gain or loss if the securities exchanged for such creation units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of creation units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the creation units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of creation units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the creation units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for creation units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue creation units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for creation units.

Persons purchasing or redeeming creation units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on each Fund’s average daily net assets, which is paid by the Advisor.

B-17

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”), located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102-2529, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which creation units are purchased and traded may raise certain issues under applicable securities laws. Because new creation units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes creation units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

B-18

Appendix C - Financial Highlights of the Acquired Fund and ACquiring Fund

The following table is intended to help you understand the Acquired Fund’s financial performance. Certain information reflects financial results for a single Acquired Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

C-1

KL Allocation Fund – Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.05	$14.53	$15.45	$14.16	$14.25
Income from Investment Operations:
Net investment income (loss) [1]	0.11	0.05	(0.01)	- [2]	0.14
Net realized and unrealized gain (loss)	0.37	(2.38)	0.38	2.19	0.61
Net increase from payments by affiliates	-	-	-	-	- [2]
Total from investment operations	0.48	(2.33)	0.37	2.19	0.75

Less Distributions:
From net investment income	-	-	(0.34)	-	-
From net realized gain	-	(1.15)	(0.95)	(0.90)	(0.84)
Total distributions	-	(1.15)	(1.29)	(0.90)	(0.84)

Net asset value, end of year	$11.53	$11.05	$14.53	$15.45	$14.16

Total return[3]	4.34%	(17.32)%	2.27%	16.58%	5.93%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,084	$49,568	$172,624	$157,025	$134,007

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.69%[5]	1.32%	1.20%	1.22%	1.20%
After fees waived and expenses absorbed/recovered	1.26%[5]	1.25%	1.20%	1.22%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.57%	0.32%	(0.06)%	0.01%	1.04%
After fees waived and expenses absorbed/recovered	1.00%	0.39%	(0.06)%	0.01%	1.04%

Portfolio turnover rate	220%	206%	140%	215%	212%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
C-2

[4]	Affiliate reimbursed the Fund $679 for losses from a trade error. The reimbursement had no impact to the total return.
[5]	If tax return reclaim expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended August 31, 2023.
C-3

The following table is intended to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Acquiring Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). The financial information shown below for the fiscal year ended March 31, 2023, and for the period December 29, 2021 through March 31, 2022 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’’ annual report, which is available upon request. The Fund's financial information for the period ended September 30, 2023, is unaudited and is included in the September 30, 2023 semi-annual report, which is available upon request.

AXS Astoria Inflation Sensitive ETF

Per share operating performance.
For a capital share outstanding throughout each period/year.

	For the Six Months Ended September 30, 2023 (Unaudited)	For the Year Ended March 31, 2023	For the Period Ended March 31, 2022*
Net asset value, beginning of period/year	$25.09	$28.49	$25.00
Income from Investment Operations:
Net investment income (loss)[1]	0.32	0.90	0.17
Net realized and unrealized gain (loss)	0.72	(3.45)	3.32
Total from investment operations	1.04	(2.55)	3.49
Less Distributions:
From net investment income	(0.41)	(0.85)	—
Total distributions	(0.41)	(0.85)	—
Net asset value, end of period/year	$25.72	$25.09	$28.49
Total return[2,3]	4.18%[4]	(8.72)%	13.96%[4]
Total return at market price[2,5]	3.95%[4]	(9.06)%	14.20%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,860	$68,988	$61,963
Ratio of expenses to average net assets[6]	0.70%[7]	0.70%	0.70%[7]
Ratio of net investment income (loss) to average net assets	2.48%[7]	3.50%	2.51%[7]
Portfolio turnover rate[8]	60%[4]	81%	11%[4]

*	The Fund commenced operations on December 29, 2021.
1	Based on average shares outstanding during the period/year.
2	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
3	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
C-4

4	Not annualized.
5	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.
6	If interest expense had been excluded, the expense ratios would have remained unchanged for the six months ended September 30, 2023. For the year ended March 31, 2023 and the period March 31, 2022, the ratios would have remained unchanged.
7	Annualized.
8	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
C-5

APPENDIX D – SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of the Proxy Statement.

The Acquiring Fund and the Acquired Fund have different principal investment strategies. After the Reorganization, AXS expects to reposition 56% of the Acquired Fund’s portfolio investments (excluding cash and cash equivalents) received by the Acquiring Fund. The repositioning is expected to be effected in in-kind transactions with authorized participants and no costs are expected to be incurred by the Acquiring Fund in connection with the repositioning. Although not expected, to the extent transaction costs are incurred, such costs will be borne by the Acquiring Fund. A schedule of investments of the Acquired Fund modified to show the effects of the change as of August 31, 2023, is included below.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

D-1

KL Allocation Fund

Schedule of Investments

As of August 31, 2023 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 43.9%
	COMMUNICATION SERVICES — 4.1%
9,914	Capcom Co., Ltd. ‡	$418,204
36,964	Fuji Media Holdings, Inc. ‡	385,894
5,906	IAC, Inc.* ‡	326,779
5,330	Roku, Inc.* ‡	432,796
		1,563,673
	CONSUMER DISCRETIONARY — 4.6%
14,056	Asics Corp. ‡	511,580
2,764	Installed Building Products, Inc. ‡	400,034
14,056	Thule Group A.B.1‡	406,249
1,450	TopBuild Corp.* ‡	420,616
		1,738,479
	CONSUMER STAPLES — 1.2%
10,296	Ajinomoto Co., Inc. ‡	436,168

	FINANCIALS — 1.1%
39,752	Rocket Cos., Inc. - Class A*‡	424,551

	HEALTH CARE — 1.0%
2,464	Straumann Holding A.G. ‡	372,510

	INDUSTRIALS — 19.2%
10,264	ABB Ltd.	390,299
2,560	Ametek, Inc. ‡	408,346
27,408	Atlas Copco AB - A Shares‡	362,367
2,434	CSW Industrials, Inc. ‡	437,219
1,962	Eaton Corp. PLC2‡	451,986
4,626	Graco, Inc. ‡	365,177
6,362	Hitachi Ltd. ‡	422,833
6,098	Ingersoll Rand, Inc. ‡	424,482
1,994	Lincoln Electric Holdings, Inc.	383,765
1,008	Parker-Hannifin Corp. ‡	420,235
1,180	Rockwell Automation, Inc. ‡	368,254
2,736	Simpson Manufacturing Co., Inc. ‡	437,103
1,372	Snap-on, Inc. ‡	368,519
5,930	Stantec, Inc. ‡	396,123
5,718	Trex Co., Inc.* ‡	408,094
530	W.W. Grainger, Inc.	378,494
1,090	Watsco, Inc. ‡	397,360
3,588	Westinghouse Air Brake Technologies Corp. ‡	403,722
		7,224,378
D-2

KL Allocation Fund

Schedule of Investments - Continued

As of August 31, 2023 (Unaudited)

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY — 6.2%
4,746	Amphenol Corp. - Class A‡	$419,452
2,196	Novanta, Inc.*2‡	366,688
3,874	ON Semiconductor Corp.* ‡	381,434
23,750	Rakus Co., Ltd. ‡	386,005
7,688	STMicroelectronics N.V. ‡	362,837
876	Synopsys, Inc.* ‡	401,988
		2,318,404
	MATERIALS — 5.5%
876	ASM International N.V. ‡	421,685
45,028	Daicel Corp. ‡	375,887
42,018	Kuraray Co., Ltd. ‡	477,280
882	Martin Marietta Materials, Inc. ‡	393,733
1,808	Vulcan Materials Co. ‡	394,596
		2,063,181
	REAL ESTATE — 1.0%
7,522	Zillow Group, Inc. - Class C*‡	392,348
	TOTAL COMMON STOCKS
	(Cost $16,701,881)	16,533,692
	EXCHANGE-TRADED FUNDS — 40.9%
41,794	BondBloxx Bloomberg Six Month Target Duration U.S. Treasury - ETF	2,102,029
87,796	iShares Treasury Floating Rate Bond - ETF	4,454,769
88,810	U.S. Treasury 3 Month Bill - ETF	4,449,381
88,040	WisdomTree Floating Rate Treasury Fund - ETF	4,431,934
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $15,407,669)	15,438,113
	SHORT-TERM INVESTMENTS — 15.4%
5,819,844	Fidelity Institutional Government Portfolio - Class I, 5.13%3‡	5,819,844
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,819,844)	5,819,844

	TOTAL INVESTMENTS — 100.2%
	(Cost $37,929,394)	37,791,649

	Liabilities Less Other Assets — (0.2)%	(89,037)
	TOTAL NET ASSETS — 100.0%	$37,702,612

PLC – Public Limited Company

*	Non-income producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $406,249, which represents 1.1% of total net assets of the Fund.
2	Foreign security denominated in U.S. Dollars.
3	The rate is the annualized seven-day yield at period end.
‡	Security is expected to be disposed of after the Reorganization.
D-3

STATEMENT OF ADDITIONAL INFORMATION

FOR THE REORGANIZATION OF

KL Allocation Fund

a series of Investment Managers Series Trust
235 W. Galena Street
Milwaukee, Wisconsin 53212

1-888-998-9890

INTO

AXS Astoria Inflation Sensitive ETF

a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-303-623-2577

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [  ], 2024 that is being furnished to shareholders of KL Allocation Fund (the “Acquired Fund”), a separate series of Investment Managers Series Trust, an open-end management investment company (the “Trust”), and AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), a separate series of Investment Managers Series Trust II, an open-end management investment company (“IMST II”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Acquired Fund to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, at 10:00 a.m. Pacific time. At the Meeting, shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund, pursuant to which the Acquired Fund would reorganize into the Acquiring Fund, and shareholders of the Acquired Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing to the Acquired Fund at the address shown above or by writing to the Acquiring Fund c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, or calling the Acquiring Fund at 1-303-623-2577.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus. The term “Fund” as used in this SAI, refers to the Acquiring Fund.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

(i)	The Acquired Fund’s Prospectus and Statement of Additional Information, each dated January 1, 2023, filed with the SEC on December 29, 2022 (Accession No. 0001398344-22-025102);

(ii)	The Acquired Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2023, filed with the SEC on November 8, 2023 (Accession No. 0001398344-23-020287);

(iii)	The Acquired Fund’s Semi-Annual Report to Shareholders for the period ended February 28, 2023 filed with the SEC on May 8, 2023 (Accession No. 0001398344-23-009087);
S-1

(iv)	The Acquiring Fund’s Prospectus and Statement of Additional Information each dated July 31, 2023, filed with the SEC on July 28, 2023 (Accession No. 0001398344-23-013764);

(v)	The Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2023, filed with the SEC on June 9, 2023 (Accession No. 0001398344-23-011908); and

(vi)	The Acquiring Fund’s Semi-Annual Report to shareholders for the period ended September 30, 2023, filed with the SEC on December 8, 2023 (Accession No. 0001398344-23-022470).

The date of this SAI is [  ], 2024.

S-2

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and ALPS Distributors, Inc. (the “Distributor”), except to the extent of direct losses finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence, willful misconduct or fraud of Distributor in the performance of Distributor’s duties, obligations, representations, warranties or indemnities under the Distribution Agreement or an intermediary agreement, the Trust has agreed to indemnify, defend and hold harmless Distributor Associates from and against losses (including legal fees and costs to enforce the indemnity) that Distributor Associates suffer, incur, or pay as a result of any third-party claim or claim among the parties arising out of the subject matter of or otherwise in any way related to the Distribution Agreement or an intermediary agreement (“Claims”), including but not limited to: (i) all actions taken by Distributor or Distributor Associates that are necessary to provide the services under the Distribution Agreement and/or an intermediary agreement, and including any transactions occurring by or though the Distributor sponsored NSCC number with respect to the Funds involving a financial intermediary that does not have an intermediary agreement executed with Distributor (to the extent applicable in connection with a conversion of services to Distributor), or in reliance upon any instructions, information, or requests, whether oral, written or electronic, received from the Trust or its officers; or (ii) any Claims that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Trust and/or the Trust’s investment adviser or other information filed or made public by the Trust (as from time to time amended) include an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law.

ITEM 16.	EXHIBITS

(1)	Charter Documents:

	(a)	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

	(b)	Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 380 on Form N-1A filed with the Commission on February 24, 2023.

(2)	By-Laws:

	(a)	Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization:

(a) Form of Agreement and Plan of Reorganization is filed as Appendix A to Part of this Registration Statement on Form N-14.

(5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(6)	Investment Management Agreements:

(a) Investment Advisory Agreement between the Trust and AXS Investments LLC is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 392 filed with the Commission on October 27, 2023.

(7)	Distribution Agreements:

	(a)	ETF Distribution Agreement between the Trust and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 375 filed with the Commission on December 29, 2022.

	(b)	Form of Authorized Participation Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 375 filed with the Commission on December 29, 2022.

(8)	Not applicable.

(9)	Custody Agreements:

	(a)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH & Co.”) is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

(10)	Distribution Plan and Rule 18f-3 Plan – Not applicable.

(11)	Opinion of Counsel:

(a) Opinion and consent of counsel is incorporated herein by reference to Exhibit 16.16(a) of the Registration Statement on Form N-14 filed with the Commission on November 24, 2023.

(12)	Form of Opinion as to tax matters and consent is incorporated herein by reference to Exhibit 16.12 of the Registration Statement on Form N-14 filed with the Commission on November 24, 2023.

(13)	Other Material Contracts

	(a)	Form of Administrative Agency Agreement between the Registrant and BBH & Co. is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

(b) Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

(14)	Other Opinions:

(a) Consent of Tait, Weller & Baker LLP – filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney is incorporated herein by reference to Exhibit 16.16 of the Registration Statement on Form N-14 filed with the Commission on November 24, 2023.

(17)	Form of Proxy Card – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 20th day of February, 2024.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 20th day of February, 2024 by the following persons in the capacities indicated below.

Signature		Title

/s/ Thomas Knipper†
Thomas Knipper		Trustee

/s/ Kathleen K. Shkuda†
Kathleen K. Shkuda		Trustee

/s/ Larry D. Tashjian†
Larry D. Tashjian		Trustee

/s/ John P. Zader†
John P. Zader		Trustee

/s/ Joy Ausili†
Joy Ausili		Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher		Trustee, President and Principal Executive Officer

/s/ Rita Dam
Rita Dam		Treasurer, Principal Accounting Officer and Principal Financial Officer

†By:	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney filed with the Registration Statement on Form N-14 filed on November 24, 2023.

Exhibit Index

Consent of Tait, Weller & Baker LLP	EX-16.14(a)
Form of Proxy Card	EX-16.17